UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LION BIOTECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box);

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

112 West 34th Street, 18th Floor

New York, New York 10120

NOTICE OF RESCHEDULED ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. Eastern Time on Tuesday, August 16, 2016

Dear Stockholders of Lion Biotechnologies, Inc.:

The 2016 annual meeting of stockholders (the “Annual Meeting”) of Lion Biotechnologies, Inc., a Nevada corporation, will be held on Tuesday, August 16, 2016 at 9:00 a.m. at the company’s executive offices located at 112 West 34th Street, 18th Floor, New York, New York 10120, for the following purposes, as more fully described in the accompanying proxy statement:

1.             To elect seven directors to serve until the 2017 Annual Meeting of Stockholders;

2.             To approve, by non-binding advisory vote, the compensation of our named executive officers;

3.             To approve an amendment to the 2014 Equity Incentive Plan, as amended (as so amended, the “2014 Plan”), to increase the number of shares of the Company’s authorized common stock for issuance under the 2014 Plan from 4,000,000 shares to 9,000,000 shares;

4.             To approve the conversion provisions of our Series B Preferred Stock that permit the shares of our Series B Preferred Stock to become convertible into shares of our common stock and the issuance of the shares of common stock issuable upon the conversion of our Series B Preferred Stock;

5.             To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

6.             To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on June 27, 2016 as the record date for the Annual Meeting. Only stockholders of record on June 27, 2016 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

This proxy statement and our annual report can be accessed directly at the following Internet address: http://www.cstproxy.com/lionbio/2016.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of Lion Biotechnologies, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors

Maria Fardis, Ph.D.
President and Chief Executive Officer
June 30, 2016

2

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	1

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	7

PROPOSAL NO. 2 - ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	15

MANAGEMENT EXECUTIVE OFFICERS	16

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS	17

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	33

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34

PROPOSAL NO. 3 - APPROVAL OF AMENDMENT OF THE 2014 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF SHARES AVAILABLE UNDER THE PLAN	36

PROPOSAL NO. 4 - APPROVAL OF THE CONVERSION PROVISIONS OF OUR SERIES B PREFERRED AND THE ISSUANCE OF THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF OUR SERIES B PREFERRED.	41

PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

OTHER MATTERS	45

i

PROXY STATEMENT
FOR RESCHEDULED 2016 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. Eastern Time on Tuesday, August 16, 2016

This proxy statement and the enclosed form of proxy are furnished by Lion Biotechnologies, Inc., a Nevada corporation (“we.” “our” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at the 2016 annual meeting of our stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, August 16, 2016 at 9:00 a.m. Eastern Time, at our executive offices located at 112 West 34th Street, 18th Floor, New York, New York 10120. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or before June 30, 2016 to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: This proxy statement, the accompanying proxy card or voting instruction card and our 2015 Annual Report on Form 10-K are also available at http://www.cstproxy.com/lionbio/2016.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Are these proxy materials different from the proxy materials I already received?

Yes. Although you may have received proxy materials dated April 29, 2016, these proxy materials are different in a few important ways, including:

•	The date of the Annual Meeting has changed to August 16, 2016.

•	The record date for determination of stockholders eligible to vote in the Annual Meeting has changed to June 27, 2016.

•	One of our director nominees has resigned as a director, and three new directors have been nominated for election at the Annual Meeting.

•	Two new proposals have been added, as described below.

If I already submitted my proxy, do I need to submit my proxy again?

Because the record date for determination of stockholders eligible to vote in the Annual Meeting has changed, you will need to submit your proxy again. Any proxies previously received by us will be disregarded for purposes of determining the number of votes cast for each proposal described in these proxy materials. Furthermore, because we are unable to count any previously submitted proxies, you will need to submit your proxy again even if your vote has not changed with respect to the proposals that are still being submitted to a vote of stockholders. We apologize for any inconvenience.

What should I do with the proxy materials I already received?

You should discard any previously received proxy materials. Please do not submit the proxy contained in any previously received proxy materials.

1

What matters am I voting on at the rescheduled Annual Meeting?

You will be voting:

•	To elect seven directors to serve until the 2017 Annual Meeting of Stockholders;

•	To approve, by non-binding advisory vote, the compensation of our named executive officers;

•	To approve an amendment to the Company’s 2014 Equity Incentive Plan, as amended (as so amended, the “2014 Plan”) to increase the number of shares of our common stock authorized for issuance under the 2014 Plan from 4,000,000 shares to 9,000,000 shares;

•	To approve the conversion provisions of our Series B Preferred Stock (the “Series B Preferred”) that permit the shares of the Series B Preferred to become convertible into shares of our common stock and the issuance of the shares of common stock issuable upon the conversion of the Series B Preferred;

•	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

•	Any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

•	Proposal 1 - “FOR” election of the directors named in this proxy statement;

•	Proposal 2 - “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

•	Proposal 3 - “FOR” the amendment to the 2014 Pan to increase the number of shares of our common stock authorized for issuance under the 2014 Plan from 4,000,000 shares to 9,000,000 shares;

•	Proposal 4 - “FOR” the approval of the conversion provisions of our Series B Preferred that permit the shares of the Series B Preferred to become convertible into shares of our common stock and the issuance of the shares of common stock issuable upon the conversion of our Series B Preferred; and

•	Proposal 5 - “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

Who is entitled to vote?

Holders of our common stock as of the close of business on June 27, 2016, the record date, may vote at the Annual Meeting. As of the record date, there were 58,351,478 shares of our common stock outstanding. At the Annual Meeting, the stockholders will be entitled to one vote for each share of our common stock held by them on the record date. On June 7, 2016, we sold 9,684,000 shares of our common stock and 11,368,633 shares of our newly created Series B Preferred to certain institutional and accredited investors for $100 million in a private placement (the “Private Placement”). The holders of shares of Series B Preferred will not be entitled to cast votes as to Proposal 4 with respect to the 9,684,000 shares of common stock such holders purchased in the Private Placement. We do not have cumulative voting rights for the election of directors. On the record date, 1,694 shares of our Series A Convertible Preferred Stock (the “Series A Preferred”) were outstanding, which shares of Series A Preferred were convertible into 847,000 shares of common stock, and 11,368,633 shares of our Series B Preferred were outstanding, none of which shares of Series B Preferred were convertible into shares of common stock. However, except as otherwise required by law, the holders of shares of Series A Preferred and Series B Preferred do not have the right to vote on matters that come before the stockholders. Accordingly, the holders of the Series A Preferred and Series B Preferred do not have the right to vote at the Annual Meeting in their capacities as holders of preferred stock.

2

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

With regard to the election of directors, the seven nominees receiving the greatest number of votes cast will be elected provided a quorum is present. On each matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote for each share represented at the Annual Meeting (in person or by proxy) and entitled to vote. Shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting. If the enclosed proxy is properly executed and returned to, and received by, us prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors. Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock voting (in person or by proxy) at the Annual Meeting on that proposal will be required to (i) approve, on an advisory basis, our executive compensation for our named executive officers, (ii) ratify the appointment of the independent registered public accounting firm, (iii) approve the amendment to our 2014 Plan to increase the number of shares of our common stock authorized for issuance under the 2014 Plan from 4,000,000 shares to 9,000,000 shares, and (iv) approve the conversion provisions of our Series B Preferred and the issuance of the shares of common stock issuable upon the conversion of our Series B Preferred.

As a result of changes made by the Dodd-Frank Wall Street Reform and Consumer Protection Act to the regulation of brokers under certain self-regulatory organizations such as the New York Stock Exchange (“NYSE”) and NASDAQ Stock Market LLC (“Nasdaq”), brokers are not permitted to vote on the election of directors, on the advisory proposal on executive compensation, on the amendment to the 2014 Plan, or on the conversion provisions of the Series B Preferred, without instructions from the beneficial owner.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended bylaws and Nevada law. The presence, in person or by proxy, of 10% of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	By Internet — You may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

3

•	By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

•	By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.

•	In Person — You may vote by written ballot at the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet;

•	returning a later-dated proxy card;

•	notifying the Corporate Secretary, in writing, at Lion Biotechnologies, Inc., 112 West 34th Street, 18th Floor, New York, New York 10120; or

•	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Maria Fardis and Molly Henderson have been designated as proxies by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or before June 30, 2016 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

4

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Marcum LLP. Your broker will not have discretion to vote on the election of directors or any other proposals, which are “non-routine” matters, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Lion Biotechnologies, Inc.
Attention: Corporate Secretary
112 West 34th Street, 18th Floor,

New York, New York 10120

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than March 1, 2017, which is 120 days prior to the first anniversary of the mailing date of this proxy. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

5

Lion Biotechnologies, Inc.
Attention: Corporate Secretary
112 West 34th Street, 18th Floor,

New York, New York 10120

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

6

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The following is information concerning the nominees for election as directors. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holder will vote the proxies for such other nominee as he or she may determine. Each nominee, other than Dr. Iain Dukes, currently serves as a director of the Company. The term of office of each director will expire at next year’s annual meeting of stockholders.

Nominees

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Maria Fardis, Ph.D., Wayne P. Rothbaum, Merrill A. McPeak, Sanford J. Hillsberg, Jay Venkatesan, Ryan Maynard and Dr. Iain Dukes as nominees for election as directors at the Annual Meeting. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance” below.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Maria Fardis, Ph.D., Wayne P. Rothbaum, Merrill A. McPeak, Sanford J. Hillsberg, Jay Venkatesan, Ryan Maynard, and Dr. Iain Dukes. Although Dr. Dukes currently is not a director, he will be appointed as our seventh director prior to the Annual Meeting. We expect that all of the foregoing nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of six members. The following table sets forth the names, ages as of June 27, 2016, and certain other information for each of the directors whose terms are expiring at the annual meeting and who are also nominees for election as a director at the annual meeting.

Directors with Terms expiring at the Annual Meeting/Nominees	Age	Position	Director Since
Maria Fardis, Ph.D.	48	President, Chief Executive Officer and Director	2016
Wayne P. Rothbaum	48	Interim Chairman of the Board	2016
Merrill A. McPeak(3)	80	Director	2011
Sanford J. Hillsberg(1)(2)	68	Director	2013
Jay Venkatesan(1)(2)(3)	44	Director	2013
Ryan Maynard(3)	47	Director	2015
Dr. Iain Dukes	58	Director Nominee

(1)	Member of our Compensation Committee
(2)	Member of our Nominating and Corporate Governance Committee
(3)	Member of our Audit Committee

Agreement to Appoint Directors

In connection with our June 7, 2016 Private Placement, we entered into the purchase agreement and a registration rights agreement with institutional and other accredited investors in that offering. The purchase agreement included certain provisions requiring that the number of directors constituting the full Board of Directors of our company be increased from five to seven directors and that Mr. Wayne P. Rothbaum be appointed to serve on our Board of Directors as our Interim Chairman. On June 1, 2016, our Board was increased to seven directors, and on June 7, 2016 Mr. Rothbaum joined our Board and became the Interim Chairman of the Board. In the purchase agreement, we also agreed to appoint Dr. Iain Dukes to the Board of Directors effective as of a future date, and that, until the earlier of (i) the date Quogue Capital LLC, or Quogue, an affiliate of Mr. Rothbaum, beneficially owns less than 5% of our outstanding common stock, and (ii) June 30, 2017, which we refer to as the “effective period,” we will take no other action to (x) change the size of our Board, (y) amend, in any respect, our articles of incorporation or bylaws, or (z) enter into any agreement to do any of the foregoing, in each case, without the prior written consent of Quogue. During the effective period, we also have agreed that either Mr. Rothbaum or Dr. Dukes will be appointed to the Compensation Committee, Audit Committee and Nominating and Governance Committee of our Board of Directors. We anticipate that Dr. Dukes will be appointed to our Board prior to the Annual Meeting and that either Mr. Rothbaum and/or Dr. Dukes will be appointed to each of our Compensation Committee, Audit Committee and Nominating and Governance Committee.

7

Nominees for Director

Maria Fardis, Ph.D. Dr. Fardis joined our Board of Directors on June 7, 2016. Dr. Fardis served as the Chief Operating Officer of Acerta Pharma, LLC, a clinical-stage biopharmaceutical company, from January 2015 to March 2016. From 2011 to 2014, she worked at Pharmacyclics, Inc., which she joined as Senior Director of Global Project Management, and was promoted to Vice President, Alliance and Global Project Management in December 2011, was appointed Executive Vice President, Alliances and Operations in September 2012 and was appointed Chief of Oncology Operations and Alliances in March 2013. Prior to joining Pharmacyclics, from August 2001 to April 2012, Dr. Fardis held increasingly senior positions in Medicinal Chemistry and the project and portfolio management department at Gilead Sciences, Inc., most recently serving as Associate Director, Project and Portfolio Management. Dr. Fardis received her Ph.D. in Organic Chemistry from the University of California Berkeley and her B.S. in chemistry from the University of Illinois, Urbana-Champaign. Dr. Fardis holds an MBA from Golden Gate University.

Our Board of Directors believes that Dr. Fardis is highly qualified to serve as a member of the Board because of her experience both as an executive of biopharmaceutical companies and as a scientist.

Wayne P. Rothbaum. Mr. Rothbaum joined our Board of Directors on June 7, 2016. Mr. Rothbaum is currently the President of Quogue Capital LLC, a life sciences investment fund he founded in 2001. Beginning in 2012, Mr. Rothbaum served as the co-founder and largest investor of Acerta Pharma, B.V., a Dutch biotech focused on developing selective, covalent small molecules to treat cancer and inflammation. Acerta Pharma was sold to AstraZeneca in February 2016. From February 2013 until its sale in February 2016, Mr. Rothbaum served as the executive chairman of Acerta Pharma. From 1993 until 2001, Mr. Rothbaum led the biotechnology practice at the strategic consulting firm The Carson Group. Mr. Rothbaum graduated Phi Beta Kappa from Binghamton University in 1990 with a dual major in political science and psychology and received his Master’s degree in international economics from The George Washington University.

Our Board of Directors believes that Mr. Rothbaum is highly qualified to serve as a member of the Board on the basis of his business background and education, his investment experience as the manager of an investment fund focused on the life sciences industry, and his experience serving in a leadership capacity with other biotechnology companies.

Merrill A. McPeak. General (Ret.) McPeak has served as a member of our Board of Directors since July 2011. From February 2015 until the appointment of Mr. Rothbaum as our new Interim Chairman, General McPeak was the lead director on our Board of Directors. General McPeak also served as our unpaid, interim Chief Executive Officer from January 14, 2013 until July 24, 2013. General McPeak currently is the President of McPeak and Associates, a consulting firm that he founded in 1995. He has previously served as a director of several public companies, including Tektronix, Inc., Trans World Airlines, Inc., and ECC International Corp., where he was for many years the chairman of the Board. General McPeak has served as a director of Research Solutions, Inc., a company engaged in developing systems to reuse published content, since November 2010, of Aerojet Rocketdyne , an aerospace and defense contractor, since March 2013, and of Lilis Energy, an independent oil and gas producer, since January, 2015. He was Chairman of the Board of Coast Plating, Inc., a privately held turnkey provider of metal processing and metal finishing services, from January 2009 until the company was acquired by Trive Capital and renamed Valence Surface Technologies, now the country’s largest independently owned aerospace and defense metal processing company. He continues to be a Director of that company. He helped found, and from December 2003 to February 2012 was Chairman of the Board of EthicsPoint, Inc., a provider of risk management and compliance software-as-a-service that was acquired in 2012 and restyled Navex Global. General McPeak remained a member of the Board of Directors of Navex Global until that company was sold in 2014. In 2010, General McPeak was a director of Point Blank Solutions, Inc., a former public company that on April 14, 2010 filed a voluntary petition for relief under Chapter 11 of the United States Code in the U.S. Bankruptcy Court for the District of Delaware.

8

From 1990 until his retirement from active military service in late-1994, General McPeak was Chief of Staff of the United States Air Force. As a member of the Joint Chiefs of Staff, General McPeak was a military advisor to the Secretary of Defense and the President of the United States. General McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from George Washington University, and is a member of the Council on Foreign Relations. Since July 2010, General McPeak has been Chairman of the American Battlefield Monuments Commission.

Our Board of Directors believes that General McPeak is highly qualified to serve as a member of the Board because of his extensive leadership experience, including his experience in the military and as a director on numerous public and private company Boards of Directors.

Sanford J. Hillsberg. Mr. Hillsberg joined our Board of Directors on September 3, 2013. Mr. Hillsberg has been an attorney with TroyGould PC since 1976 and is a member of that firm’s Management Committee. Mr. Hillsberg has served as the Chairman of the Board of Directors of Galena Biopharma, Inc., a publicly-held biopharmaceutical company focused on developing oncology treatments, since 2007. Mr. Hillsberg was a founder and until December 2007, served as a director and Secretary of ImmunoCellular Therapeutics, Ltd., a publicly-held clinical-stage biotechnology company focused on developing immune-based therapies to treat cancer, and its predecessor company since February 2004. Mr. Hillsberg served as a director and Secretary of Duska Therapeutics, Inc., a publicly-held biopharmaceutical company, and its predecessor company from 1999 until January 2006. He previously served as a director and Vice President of Medco Research, Inc., a then publicly-held pharmaceutical company. Mr. Hillsberg is a member of the Board of Governors of Cedars-Sinai Medical Center and has also previously served as a Commissioner of the Quality and Productivity Commission of the City of Los Angeles. Mr. Hillsberg holds a B.A. degree from the University of Pennsylvania and a J.D. degree from Harvard Law School.

Our Board of Directors believes that Mr. Hillsberg is highly qualified to serve as a member of the Board because of Mr. Hillsberg’s extensive prior experience in founding and serving on the Boards of a number of pharmaceutical and biotech companies as well as his expertise in legal and other related matters pertaining to the operation of publicly traded pharmaceutical companies.

Jay Venkatesan, M.D. Dr. Venkatesan has served as a member of our Board of Directors since September 3, 2013. Dr. Venkatesan is currently a Managing Partner of Alpine BioVentures.  He also currently serves as President and a Director Officer of Alpine ImmuneSciences, a biotechnology company developing a novel protein immunotherapy platform for the treatment of cancer and autoimmune diseases.  Previously, Dr. Venkatesan was Executive Vice President and General Manager of Oncothyreon, Inc. (Nasdaq: ONTY), a publicly-traded biotechnology focused on the development of therapeutics for the treatment of cancer and rare diseases.  He joined Oncothyreon following its acquisition of Alpine BioSciences, where Dr. Venkatesan served as the founder and CEO.  Alpine Biosciences, Inc. was a private nanotherapeutics company focused on rare diseases and oncology.  Previously, Dr. Venkatesan was the Managing Member and Portfolio Manager of Ayer Capital Management LP, a position that he held since founding that dedicated health care investment fund in 2008.  Prior to founding Ayer Capital, he was a Director at Brookside Capital Partners, the hedge fund affiliate of Bain Capital, where he co-managed a portfolio of public and private investments across biopharmaceuticals, medical devices, and healthcare services.  Previously, he was involved in healthcare venture investing at Patricof & Co. Ventures and in consulting at McKinsey & Company.  Dr. Venkatesan received his M.D. from the University of Pennsylvania School of Medicine and his MBA from the Wharton School of the University of Pennsylvania.  He received his B.A., magna cum laude, from Williams College, where he was elected to Phi Beta Kappa.

Our Board of Directors believes that Dr. Venkatesan is highly qualified to serve as a member of the Board because of his medical and business background and education, his investment experience as the manager of an investment fund, and his experience as an officer of biotechnology companies.

Ryan Maynard. Mr. Maynard was appointed to our Board of Directors on February 16, 2015. Mr. Maynard currently is the Executive Vice President and Chief Financial Officer of Rigel Pharmaceuticals, Inc., a clinical-stage drug development public company. He joined Rigel in September 2001 as Corporate Controller and was appointed as an Assistant Secretary in October 2001. In June 2006 he became Rigel’s Vice President of Finance and Acting Chief Financial Officer and became its Vice President and Chief Financial Officer in January 2007. Prior to joining Rigel, Mr. Maynard was Corporate Controller and Director of Finance and Accounting for Personify, Inc., an e-commerce software company, from November 1999 to April 2001. From July 1998 to October 1999 he served as Controller of General Magic, Inc. and from July 1994 to June 1998 he held various positions at Siliconix, Inc., most recently as Senior Finance Manager. He previously worked at Ernst & Young LLP. Mr. Maynard holds a B.S. in Commerce—Accounting from Santa Clara University.

9

Our Board of Directors believes that Mr. Maynard is highly qualified to serve as a member of the Board because of his extensive experience as the Chief Financial Officer of a publicly traded pharmaceutical companies, as well as his expertise in auditing and financial and other related matters pertaining to the operation of publicly traded pharmaceutical companies.

Dr. Iain Dukes. We anticipate that Dr. Dukes will be appointed to our Board of Directors prior to the Annual Meeting. Dr. Dukes previously served as Senior Vice-President and Head of Business Development and Licensing for Merck Research Laboratories through May 2016. He joined Merck in August 2013. Prior to joining Merck, Dr. Dukes was Vice-President of External Research & Development at Amgen, from August 2010 to August 2013. From 2007 to 2010, Dr. Dukes was the President and Chief Executive Officer, and a member of the board of directors, of Essentialis Therapeutics, a clinical stage biotechnology company focused on the development of breakthrough medicines for the treatment of rare metabolic diseases. From 2000 to 2007, Dr. Dukes was Vice President of Scientific and Technology Licensing at GlaxoSmithKline, and prior to that, from 1990 to 1999, he held various positions at Glaxo Wellcome, including Head of Exploratory Development for Metabolic and Urogenital Diseases and Head of Ion Channel Drug Discovery Group. Dr. Dukes holds Master of Jurisprudence and Doctorate of Philosophy degrees from the University of Oxford, a Master of Science degree in Cardiovascular Studies from the University of Leeds and a Bachelor of Science degree in Pharmacology from the University of Bath.

Our Board of Directors believes that Dr. Dukes is highly qualified to serve as a member of the Board because of his extensive experience in the pharmaceutical industry, including in senior management roles.

Meetings of the Board of Directors

The property, affairs and business of our company are conducted under the supervision and management of our Board of Directors, as called for under the laws of Nevada and our Bylaws. Pursuant to our Bylaws, our Board of Directors may establish committees of one or more directors from time-to-time, as it deems appropriate. Our common stock currently is listed on The Nasdaq Global Market under the symbol “LBIO.”

A majority of our directors currently are “independent directors” as defined under the NASDAQ Stock Market’s listing standards, which defines an “independent director” as “a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board of Directors.

Our Board of Directors has determined that, with the exception of Dr. Fardis, for the purposes of serving on our Board, all of our other directors are “independent” under the NASDAQ Stock Market’s listing standards.

Our Board of Directors held six meetings during the 2015 fiscal year. Each director attended at least 75% of the aggregate of the total meetings of the Board that were held during the portion of the 2015 fiscal year in which he/she served as a director.

Committees Of The Board Of Directors

Our Board has a standing Audit Committee, Nominating and Governance Committee, and Compensation Committee.

Audit Committee. The Audit Committee operates pursuant to a written charter. Among other things, the Audit Committee is responsible for:

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	hiring our independent registered public accounting firm, and coordinating the oversight and review of the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm; and

10

•	reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party.

As of the date of this proxy statement, Ryan Maynard, as Chairman, Jay Venkatesan, and General Merrill McPeak constitute all of the members of the Audit Committee. All of the members of the Audit Committee are non-employee directors and independent as defined under The Nasdaq Stock Market’s listing standards. Mr. Maynard is a chief financial officer of a public company. Because of his knowledge of financial, audit and accounting matters, our Board has designated him as the “audit committee financial expert” of the Audit Committee. We anticipate that either Mr. Rothbaum or Dr. Dukes will be appointed to our Audit Committee prior to, or shortly following, the Annual Meeting.

In 2015, our Audit Committee held four meetings.

The Audit Committee operates pursuant to a written charter, which is available on our website, www.lbio.com.

Nominating and Governance Committee. The Nominating and Governance Committee recommends candidates to be nominated for election as directors at our annual meeting, consistent with criteria approved by our Board; develops and regularly reviews corporate governance principles and related policies for approval by our Board; oversees the organization of our Board to discharge our Board’s duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance.

Usually, nominees for election to our Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a Board of Directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to our Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, our Board does consider a candidate’s experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election to our Board. In evaluating such candidates, our Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, our Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

In 2015, our Nominating and Governance Committee consisted of Jay Venkatesan, as Chairman, and Sanford J. Hillsberg. The Nominating and Governance Committee met once in 2015. We anticipate that either Mr. Rothbaum or Dr. Dukes will be appointed to our Nominating and Governance Committee prior to, or shortly following, the Annual Meeting.

Compensation Committee. The Compensation Committee is responsible for the compensation of our executives and directors. As part of its responsibilities, the Compensation Committee has the following duties and responsibilities:

•	Establish annual base salary amounts for executive officers and, based upon discussions with the Chief Executive Officer, annual incentive levels and the financial and any other goals to be met to earn annual and long-term incentive awards.

•	Review and evaluate the performance and leadership of the Chief Executive Officer and determine the amounts of annual and any long-term incentive awards and any adjustment to the annual salary amounts based upon such performance and other factors as the Committee deems appropriate.

•	Review with the Chief Executive Officer his/her evaluation of the performance of the other executive officers and determine with the Chief Executive Officer, and recommend Board approval of, the amounts of annual and any long-term incentive awards and any adjustments to the annual salary amounts based upon such performance and other factors as the Committee deems appropriate.

•	Review the compensation of non-employee directors and recommend to the Board, for its approval, the components and amounts of compensation for non-employee directors as well as review periodically and make recommendations to the Board in connection with directors and officers indemnification and insurance matters.

11

As part of its other responsibilities, the Compensation Committee reviews and approves any reports required by the SEC for inclusion in the annual report and proxy statement, provides general oversight of our compensation structure, and, if deemed necessary, retains and approves the terms of the retention of compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include reviewing senior management selection and overseeing succession planning; reviewing and approving objectives relevant to executive officer compensation; administering our equity-based and incentive compensation plans; and establishing compensation policies and practices for service on our Board and its committees and for the Chairman of our Board. The Compensation Committee operates pursuant to a written charter, which is available on our website, www.lbio.com.

Our Board of Directors has determined that each of the current members of the Compensation Committee, Sanford J. Hillsberg, as Chairman, and Jay Venkatesan, is “independent” under the current independence standards of the Nasdaq marketplace rules. In evaluating their independence, our Board of Directors considered all factors relevant to determining whether the directors have a relationship with our company that is material to the director’s ability to be independent of management in connection with the duties of a compensation committee member, including the source of compensation of the directors (such as consulting, advisory or compensatory fees paid by our company to the director). We anticipate that either Mr. Rothbaum or Dr. Dukes will be appointed to our Compensation Committee prior to, or shortly following, the Annual Meeting.

In the Compensation Committee’s sole discretion, the Committee has the authority to retain or obtain the advice of a compensation consultant, legal counsel or other advisor after taking into consideration the independence of such compensation consultant, legal counsel or other advisor. Unless expressly required by applicable law or by the rules and regulations of Nasdaq, any compensation consultant, legal counsel or other advisor retained by the Compensation Committee, or who otherwise provides advice to the Compensation Committee, is not required to be independent.

The Compensation Committee is directly responsible for the appointment, compensation, oversight and termination of the work of any compensation consultant, legal counsel or other advisor retained by the Committee. Our company is responsible for the payment of all reasonable compensation, as determined and approved by the Compensation Committee, that is owed to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee.

Unless prohibited by applicable law, Nasdaq’s rules and regulations or our bylaws, the Compensation Committee may delegate to one or more of its members or to our executive officers its authority with respect to compensation determinations for our non-executive officers and employees consistent with applicable law.

In 2015, the Compensation Committee granted our Chief Executive Officer the authority to grant options to (i) newly hired non-executive employees, and (ii) non-executive employees as part of year-end bonus compensation. The Compensation Committee established a pool of shares that is available for grant as options by our Chief Executive Officer to non-executive employees, and established certain parameters within which non-executive options could be granted by our Chief Executive Officer.

The executive officers of our company are responsible for maintaining the employee compensation policies for our company, including ensuring that the policies are sufficiently attractive to retain our company’s existing employees and to incentivize prospective employees. For a description of the processes and procedures used by the Compensation Committee for the consideration and determination of executive and director compensation, see “Executive Compensation-Compensation Discussion and Analysis.”

The Compensation Committee held three meetings during 2015.

Report of the Audit Committee

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

12

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviewed and discussed with both management and our outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards (SAS) No. 16 (Communication with Audit Committees).

During the year ended December 31, 2015, Weinberg & Company, P.A. (“Weinberg & Company”) served as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2015. Weinberg & Company did not have any financial interest, direct or indirect, in our company, and did not have any connection with our company except in its professional capacity as our independent auditors. As discussed in Proposal 5 below, the Audit Committee has engaged Marcum LLP to replace Weinberg & Company as our independent registered public accountants for 2016.

The Audit Committee discussed with Weinberg & Company, the auditors of our 2015 annual financial statements, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Weinberg & Company to the Audit Committee pursuant to Public Company Accounting Oversight Board (United States) Rule 3526.

Audit and non-audit services to be provided by Marcum LLP are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that our Board approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC.

Respectfully submitted,

Audit Committee:

Ryan Maynard, Chairman

Jay Venkatesan

General Merrill McPeak

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Board of Directors did not elect a Chairman of the Board in 2015. In connection with the Private Placement, we agreed with the investors in such offering that we would appoint Mr. Rothbaum to serve as the Interim Chairman of our Board of Directors. Mr. Rothbaum is not an officer or employee of our company. Our Board believes that the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board of Directors based on circumstances then in existence.

13

Our Board of Directors is currently comprised of a majority of individuals who are independent from the management of the Company and, assuming that the nominees are elected at the Annual Meeting, six of the seven members of our Board will continue to be independent directors. Our Board of Directors and its committees meet regularly throughout the year to assure that the independent directors are well briefed and informed with regard to the Company’s affairs. Each of the independent directors has unfettered access to any employee within the Company and each director is encouraged to call upon whatever employee he or she deems fit to secure the information each director feels is important to his or her understanding of our Company. In this fashion, we seek to maintain well informed, independent directors who are prepared to make informed decisions regarding our business affairs.

Management is responsible for the day-to-day management of risks the Company faces, while our Board of Directors as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. Our Board of Directors reviews information regarding the Company’s finances and operations, as well as the risks associated with each. For example, the oversight of financial risk management lies primarily with our Board’s Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board of Directors. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. In fulfilling its risk oversight responsibility, our Board of Directors, as a whole and acting through any established committees, regularly consults with management to evaluate and, when appropriate, modify our risk management strategies.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 112 West 34th Street, 18th Floor, New York, New York 10120. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to Wayne P. Rothbaum, currently the Interim Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings

Each director and director nominee is expected to be present at the Annual Meeting of Stockholders.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our officers, directors and employees (“Code of Ethics”). A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Secretary, Lion Biotechnologies, Inc., 112 West 34th Street, 18th Floor, New York, New York 10120, and is available on our website at www.lbio.com.

Director Compensation

The following table sets forth information concerning the compensation paid to all persons during 2015 who served as non-employee directors of this Company during 2015, for their services rendered as directors. Executive officers who serve on our Board of Directors are not compensated for their services as directors. Under our director compensation plan adopted on December 5, 2014, each director who is not an employee received an option to purchase up to 50,000 shares of our common stock at an exercise price of $6.25 (the closing price of our common stock on the date of grant). In addition, in December 2014 our Board also agreed to pay each director (i) an annual retainer fee of $25,000, payable quarterly, (ii) an annual retainer fee of $10,000 for the chairperson of each Committee of our Board of Directors, payable quarterly, (iii) a fee of $2,500 per board meeting attended by the director in person, (iv) pay a fee of $1,500 per board meeting attended by the director telephonically, and (v) a fee of $1,000 per committee meeting attended by the director. As discussed below, our Board of Directors no longer pays fees for attending or participating in meetings.

14

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Merrill A. McPeak	$57,625	—	$386,400	—	$444,025
Sanford J. Hillsberg	$56,625	—	$386,400	—	$443,025
Jay Venkatesan	$60,250	—	$386,400	—	$446,650
Ryan Maynard	$53,375	—	$755,651	—	$809,026

(1) Represents the grant date value computed in accordance with FASB ASC Topic 718.

At our Board of Directors meeting held in June 2015, our Board decided to henceforth grant stock options at the Board meeting immediately following the annual meeting of stockholders to the directors elected at that meeting, rather than at a Board meeting held at the end of each calendar year. Accordingly, on June 12, 2015, for services to be rendered by the newly elected directors during the following year, each director who was not an employee received an option to purchase up to 35,000 shares of our common stock at an exercise price of $11.05 (the closing price of our common stock on the date of grant). These options vest in four equal quarterly installments, have a ten-year term, and will be exercisable for two years following termination of service as a member of our Board of Directors, unless the Director is terminated for cause, in which case the options would be terminated. Our Board also decided to dispense with per meeting fees and, instead, to pay each director a higher fixed retainer.

Accordingly, for the period ending June 2016, our directors will receive the following cash compensation for serving on our Board of Directors and on committees of our Board of Directors:

•	an annual retainer fee of $35,000 for each director, payable quarterly,

•	an annual retainer fee of $15,000 for the lead director and the chairperson of each Committee of our Board of Directors, payable quarterly, and

•	an annual retainer of $7,500 for serving on any committee in a non-chair capacity.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 - ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as set forth in Section 14A(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enables the Company’s stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. At the 2014 Annual Meeting of stockholders, our stockholders approved an advisory measure that the stockholders' advisory votes on executive compensation be held on an annual basis. Our Board of Directors determined to follow our stockholders’ recommendations and to include an annual stockholders advisory vote on the compensation of the Company’s executive officers. Please refer to the discussion under “Executive Compensation-Compensation Discussion and Analysis” for a description of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation -Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement. Accordingly, we are asking you to approve the following resolution:

15

RESOLVED, that the compensation paid to the named executive officers of Lion Biotechnologies, Inc., as disclosed in the 2016 Proxy Statement of Lion Biotechnologies, Inc. pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

This vote is advisory in nature and therefore is not binding on us, our Compensation Committee or our Board of Directors. Our Board and our Compensation Committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for advisory approval of the proposal.

MANAGEMENT EXECUTIVE OFFICERS

Executive Officers

The following table sets forth information regarding our current executive officers.

Name	Age	Position

Maria Fardis, Ph.D.	48	President and Chief Executive Officer
Molly Henderson	45	Chief Financial Officer and Corporate Secretary
Michael T. Lotze, MD	64	Chief Scientific Officer, Vice President of Research and Development
Steven A. Fischkoff, MD	64	Chief Medical Officer

Maria Fardis, Ph.D. Dr. Fardis has served as our President and Chief Executive Officer since her appointment effective June 1, 2016. See, “Proposal 1: Election of Directors—Nominees for Director,” above.

Molly Henderson. Ms. Henderson was appointed as our Chief Financial Officer and Corporate Secretary effective as of June 8, 2015. Ms. Henderson served as the Chief Business and Financial Officer, Senior Vice President of VirtualScopics, Inc., a public company provider of imaging solutions to the pharmaceutical, biotechnology, and medical device industries, from May 2008 to August 2013, and as that company’s Chief Financial Officer from May 2003 to May 2008. From 2013 to 2015, Ms. Henderson relocated her family to Europe, during which time Ms. Henderson advised start-up companies in Switzerland. Earlier in her career, Ms. Henderson served as the Corporate Controller of Ultralife, Inc., a publicly-held provider of high performance lithium battery solutions. Prior to Ultralife, Ms. Henderson was a Manager in the audit division of PricewaterhouseCoopers LLP. Ms. Henderson received her M.B.A. and B.S. degrees from the State University of New York at Buffalo.

Michael T. Lotze, MD. Dr. Lotze was appointed as our Chief Scientific Officer and our Vice President of Research and Development on March 28, 2016. From 2002 until he joined us, Dr. Lotze worked at the University of Pittsburgh, where he held a number of positions, including director of the Division of Surgical Oncology, Co-leader of Biologic Therapy and Gene Therapy in its Cancer Institute, professor of immunology, surgery and bioengineering; vice chair of research in the department of surgery; and assistant vice chancellor in the university’s six schools of health sciences. He was also director of strategic partnerships within the University of Pittsburgh Cancer Institute and the Catalyst Program in the Clinical and Translational Research Institute. He also was the president of the Society for the Immunotherapy of Cancer, the Director of the Centers of Excellence for the Federation of Clinical Immunology Societies, a Co-founder of the Translational Research Cancer Center Consortium and the Translational Research in Mitochondria, Aging, and Disease, as well as the Co-Chairman of the International DAMPs and HMGB1 Symposia. Dr. Lotze has held several senior scientific and research positions at GlaxoSmithKline Pharmaceuticals and Metacine, Inc. Dr. Lotze completed his MD at the Northwestern University Medical School, and his post-graduate studies at the M. D. Anderson Tumor Institute, Strong Memorial Hospital, National Cancer Institute, and the University of Pittsburgh.

16

Steven Alan Fischkoff, MD. Dr. Fischkoff was appointed as our Chief Medical Officer on February 4, 2016. From December 2009 until he joined us, Dr. Fischkoff was the Vice President, Clinical and Medical Affairs at Celgene Cellular Therapeutics. Prior thereto, for three years he was the Vice President, Clinical Development at Palatin Technologies, Inc. Dr. Fischkoff has also held senior clinical positions at Medarex, Inc. and Knoll Pharmaceuticals/Abbott Laboratories. Dr. Fischkoff spent 15 years in academic positions at the National Cancer Institute and the medical schools of the University of Maryland and the University of Pennsylvania. He received an MD from the University of Pennsylvania.

EXECUTIVE COMPENSATION —
COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

The Compensation Committee of our Board of Directors is responsible for establishing the compensation of our Chief Executive Officer and, based on discussions with our Chief Executive Officer, establishing the compensation of our other executive officers. The Compensation Committee has, in the past, at times included the other members of our Board in its deliberations regarding the salaries of our executive officers.

At our 2015 annual meeting of stockholders, on an advisory basis, a significant majority of the stockholders who voted on this matter approved the compensation of our executive officers as disclosed in our 2015 proxy statement. Based in part upon the results of this stockholder advisory vote, the Compensation Committee has determined to follow the stockholders’ recommendation and to continue to follow our historical compensation policies and procedures, subject to recommendations received from our new compensation consulting firm.

This section explains the objectives of our executive compensation program, the compensation decisions we made in 2015 and early 2016 with respect to 2015 compensation, and the factors we considered in making those decisions. This section focuses on the compensation of officers who are listed as our “named executive officers” for 2015 in this proxy statement. These officers are: Elma Hawkins, our former President and Chief Executive Officer, James Bender, Ph.D., Vice President-Manufacturing, Laszlo Radvanyi, Ph.D., our former Chief Scientific Officer, Michael Handelman, our former Chief Financial Officer, and Molly Henderson, who became our new Chief Financial Officer in June 2015. Mr. Handelman and Dr. Radvanyi resigned in June 2015 and October 2015, respectively.

Compensation Objectives and Philosophy

Our executive compensation program is designed principally to:

•	attract, motivate and retain talented and dedicated executive officers;

•	correlate discretionary annual cash bonuses to the achievement of corporate business and financial objectives; and

•	provide our executive officers with appropriate long-term incentives that directly correlate to the enhancement of stockholder value, as well as facilitate executive retention.

To achieve these objectives, we establish (i) annual base salaries at levels that we believe are competitive with base salaries of executives in other comparable publicly-held biopharmaceutical companies, and (ii) discretionary year-end annual cash bonuses based in part on the achievement of key operational and financial goals. We also grant employee stock options as a retention tool and as a means to align the executive’s long-term interests with those of our stockholders, with the ultimate objective of affording our executives an appropriate incentive to help us to improve stockholder value. Our Compensation Committee does not have any formal policies for allocating compensation among the foregoing three components. Rather, our Compensation Committee uses its judgment to determine the appropriate level and mix of compensation on an annual basis with the goal to balance current cash compensation with equity awards to reward both short-term and long-term performance. Our Compensation Committee evaluates both employee performance and compensation to maintain our company’s ability to attract and retain highly-qualified executives in key positions and to assure that compensation provided to our executives remains competitive when compared to the compensation paid to similarly situated executives of companies that we consider comparable to our company.

17

Until January 2015, we also issued shares of restricted stock to our executives in order to provide them with a long-term equity incentive. The shares of restricted stock vested over a period of several years and were subject to forfeiture. However, our Compensation Committee currently has no intention to issue additional shares of restricted stock as part of our compensation policies.

Compensation Determination Process and the Role of Executive Officers in Compensation Decisions

We conduct an annual review of executive compensation, generally in November or December of each year, with a presentation by our Chief Executive Officer to our Board of Directors and Compensation Committee regarding each element of our executive compensation arrangements. Our Board/Compensation Committee’s most recent review occurred on December 7, 2015, and the Compensation Committee granted year-end options to our executive officers at a meeting held on December 28, 2015. At the Compensation Committee’s direction, our Chief Executive Officer typically prepares an executive compensation review for each executive officer, including our Chief Executive Officer, which includes recommendations for:

•	a proposed year-end cash bonus, if any, (i) payable under the terms of each executive officer’s employment agreement and (ii) under our discretionary cash bonus program, in each case based on the achievement of individual and/or corporate objectives and the applicable terms of the employment agreements;

•	a proposed increase, if any, in base salary for the upcoming year; and

•	an award, if any, of stock options for the year under review.

As part of the compensation review, our Compensation Committee also considers changes to an executive’s employment agreement, compensation arrangements, responsibilities or severance arrangements.

In accordance with Nasdaq requirements, the Compensation Committee also meets in so-called executive session without the Chief Executive Officer to consider and make recommendations to our Board of Directors regarding the Chief Executive Officer’s compensation, including base salary and cash bonus. The Compensation Committee awards year-end annual stock option grants to our Chief Executive Officer and other executive officers. With the exception of these executive sessions of the Compensation Committee, our Chief Executive Officer generally participates in all deliberations of the Compensation Committee and of our Board of Directors relating to executive compensation. From time to time at the request of the Compensation Committee, members of our executive management team, including our Chief Financial Officer, may provide information to the Compensation Committee and may attend all or a portion of Board of Directors or Compensation Committee meetings at which executive officer compensation issues are addressed.

In conjunction with the year-end annual compensation review, or as soon as practicable after the fiscal year-end (but no later than March 15 of each year), our Chief Executive Officer recommends to the Compensation Committee the corporate objectives and other criteria to be utilized for purposes of determining cash bonuses for the upcoming year. The Compensation Committee in its discretion may revise our Chief Executive Officer’s recommendations or make its own recommendations to our Board of Directors, which may in turn suggest further revisions. At the end of the year, the Compensation Committee, in consultation with our Chief Executive Officer, reviews each performance goal and determines the extent to which we achieved such goals. For a description of some of the goals established for 2015, see “2015 Named Executive Officer Compensation—Annual and Special Cash Bonuses,” below.

Setting Executive Compensation

Compensation Committee, Board of Directors and Chief Executive Officer

The Compensation Committee of our Board has the primary responsibility for determining compensation of our executives. Our Board has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable Nasdaq rules, is an “outside director” as defined in Section 162(m) of the Internal Revenue Code, or the Code, and a “non-employee” director as defined under Section 16 of the Exchange Act. Our Compensation Committee determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Our Board of Directors, after considering the recommendations of the Compensation Committee, makes the final determination with respect to the compensation of our Chief Executive Officer. Utilizing input from our Chief Executive Officer, the Compensation Committee makes an independent decision on compensation for each other executive officer, although our Compensation Committee has, on occasion, submitted its compensation determinations for executive officers to our full Board of Directors for our Board’s approval. Our Chief Executive Officer makes compensation determinations of our non-executive staff.

18

Because this company was a smaller reporting company in 2014 and 2015, and due to the relatively uncomplicated nature of our executive compensation program and cost considerations, the Compensation Committee heretofore had not employed an outside compensation consultant. However, in December 2015 the Compensation Committee hired Radford, an independent compensation consulting firm, as the compensation consultant to the Compensation Committee for the compensation cycle ending December 2016.

Although the Compensation Committee did not employ a compensation consultant in 2014 or 2015 when establishing executive compensation for 2015, at the direction of the Compensation Committee our management gathered market data from publicly available sources to provide the Compensation Committee with a framework and reference points for evaluating the compensation of our executive officers against the corresponding executive officer compensation of the companies surveyed. The market data included information as to base salaries, targeted cash bonuses and stock option awards.

The Compensation Committee had no policy regarding the use of benchmarks when establishing executive compensation for 2015, and we have no established policy or target for the allocation between cash and non-cash incentive compensation. Although the Compensation Committee and our Board of Directors did not tie, or benchmark, the compensation of our executives to the average compensation, or any particular percentile of compensation, of executives of the companies surveyed, our Board and Compensation Committee did use the market data as reference points in making their executive compensation determinations. Now that the Compensation Committee has hired Radford as its compensation consultant for the year ending December 2016, the Compensation Committee intends to give additional consideration to peer company comparative framework and benchmarks when establishing executive salaries, bonuses and other compensation for 2016.

Use of Compensation Consultants

The Compensation Committee is authorized to retain its own independent advisors to assist in carrying out its responsibilities. However, neither the Compensation Committee nor our Board of Directors utilized compensation consultants in establishing executive compensation for 2015 or any prior years. Now that the Compensation Committee has retained Radford, the committee intends to include the executive compensation data prepared by Radford in February 2016 in establishing 2016 compensation levels, including salaries, target bonuses and stock option grant levels for our company’s executive officers.

Elements of Executive Compensation

We have designed and implemented compensation policies that have historically allowed us to recruit both in the geographic areas where we operate and where our executives reside, as the case may be (i.e., New York, Florida and California). For 2015, the principal components of compensation for our named executive officers consisted of:

•	a base salary;

•	an annual year-end cash bonus; and

•	an annual year-end stock option award.

Base Salary

We provide our executive officers with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	the negotiated terms of each executive’s employment agreement, if any;

19

•	each executive’s individual performance;

•	an internal review of the executive’s compensation, both individually and relative to other named executive officers; and

•	base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

Salary levels are considered annually as part of the company’s performance review process. Merit-based increases to salaries are based on management’s assessment of the individual’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies. As described below, except for the increase in Dr. Hawkins’ salary in connection with her promotion to Chief Executive Officer effective January 1, 2015, and an automatic 3% salary increase received by Dr. Bender, no salary increases were implemented for any officer for the year ended December 2015.

Annual Cash Bonuses

We provide an opportunity for each of our named executive officers to receive an annual cash incentive bonus based on the satisfaction of individual and company objectives established by our Board of Directors. For any given year, these objectives may include individualized goals or company-wide goals that relate to operational, strategic or financial factors such as progress in developing or commercializing our product candidates, establishing and maintaining of key business relationships, raising or maintaining certain levels of capital, or improving our results of operations.

Historically at its annual year-end meeting to consider executive compensation, the Compensation Committee, in consultation with management, has established corporate goals for the upcoming fiscal year for purposes of, among other things, making its recommendations regarding its discretionary annual bonus awards (and stock option grants) for the upcoming year to our named executive officers.

The employment agreements of the named executive officers and our other executives entitle the officers to an annual end-of-year cash bonus. For 2015, such year-end bonuses ranged from 25% to 40% of each of our executive officer’s annual base salary conditioned on the satisfaction of the individual and company objectives that were established by the Compensation Committee. Based on the satisfaction of most of the 2015 goals and the compensation report of Radford, we increased the annual year-end target incentive cash bonus for the current fiscal year ending December 31, 2016 to a range of 35% to 50% of the executive’s base salary, conditioned on the satisfaction of individual and company objectives.

The Compensation Committee evaluates the achievement level of individual and corporate objectives as it relates to annual cash bonuses for executive officers and makes it views known to the full Board as part of its final compensation deliberations. The Compensation Committee also considers the bonuses paid by comparable companies. The Compensation Committee, or where appropriate,our Board may approve bonuses based on the foregoing determinations or, after considering market conditions, our financial position or other factors, may, in its sole discretion, determine not to award any bonuses or to award larger or to award smaller bonuses.

See the discussion below of the cash bonuses to the named executive officers for 2015.

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our officers and other employees through the use of equity awards, the value of which depends on our stock performance. We established our 2014 Equity Incentive Plan to provide all of our employees, including our executive officers, with incentives to help align our employees’ interests with the interests of our stockholders and to enable them to participate in the long-term appreciation of our stockholder value. Additionally, equity awards provide an important retention tool for executives, as the awards generally are subject to vesting over an extended period of time based on continued service with us.

Typically, equity awards are granted annually at, or soon after, the end of each year. In addition, we generally grant equity awards upon an employee’s hire.

20

The determination of whether to grant stock options, as well as the size of such grants, to our executive officers involves subjective assessments by the Compensation Committee and our Board of Directors and, with respect to executive officers other than herself, our Chief Executive Officer. Generally, annual equity awards are driven by our desire to retain and motivate our executives, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining stock option grants to our executive officers for 2015, the Compensation Committee and our Board of Directors also considered publicly available data prepared by management at the request of the Compensation Committee from other clinical stage oncology companies identified by the Compensation Committee.

We normally grant stock options to new executive officers when they join our company based upon their position with us and their relevant prior experience. The options granted by the Compensation Committee generally vest over the first three years of the ten-year option term. Vesting and exercise rights generally cease upon termination of employment (unless such termination is without “cause” or is for “good reason”), except in the case of death (subject to a one-year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents. In addition to the initial option grants, our Compensation Committee may grant additional options to retain our executives and reward, or provide incentive for, the achievement of corporate goals and strong individual performance.

Our Board of Directors may grant our Chief Executive Officer the discretion to grant options to non-executive employees upon joining our company, and to make grants from an additional “discretionary pool” during each annual non-executive employee review cycle. Options are granted based on a combination of individual contributions to our company and on general corporate achievements, which may include the attainment of product development milestones (such as commencement and completion of clinical trials) and attaining other annual corporate goals and objectives. In December 2015, the Compensation Committee granted our Chief Executive Officer the discretion to grant options to our non-executive employees for up to a total of 72,000 shares of our common stock.

On an annual basis, the Compensation Committee assesses the appropriate individual and corporate goals for our executives and provides additional option grants based upon the achievement by the new executives of both individual and corporate goals. We expect that we will continue to provide new employees with initial option grants in the future to provide long-term compensation incentives and will continue to rely on performance-based and retention grants to provide additional incentives for current employees. Additionally, in the future, the Compensation Committee may consider awarding additional or alternative forms of equity incentives, such as grants of bonus stock, restricted stock and restricted stock units, although the Compensation Committee does not currently plan to do so in the near future.

It is our policy to award stock options at an exercise price equal to the closing price on The Nasdaq Global Market of our common stock on the date of the grant. For purposes of determining the exercise price of stock options, the grant date is deemed to be the later of the first day of employment for newly hired employees, or the date on which the Compensation Committee or our Chief Executive Officer, as applicable, approves the stock option grant to existing employees.

We have no program, practice or plan to grant stock options to our executive officers, including new executive officers, in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation to our executive officers, and we have no plan to do so. We have no policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial statement goals.

In addition to granting our executive officers stock options, we occasionally grant shares of restricted stock or restricted stock units that vest over a period of three years. No restricted stock or restricted stock units were granted in 2015.

We do not take into consideration any amounts realized by our named executive officers from prior stock option or stock awards in determining whether to grant new stock options or stock awards.

21

Other Aspects of Our Compensation Philosophy

Retirement Plans, Perquisites and Other Personal Benefits

Our executive officers are eligible to participate in the same group insurance and employee benefit plans as our other salaried employees. These benefits include medical, dental, vision, and disability benefits and life insurance.

We have adopted a tax-qualified employee savings and retirement plan, our 401(k) Plan, for eligible U.S. employees, including our named executive officers. Eligible employees may elect to defer a percentage of their eligible compensation in our 401(k) Plan, subject to the statutorily prescribed annual limit. We may make matching contributions on behalf of all participants in our 401(k) Plan in an amount determined by our Board of Directors. We made matching contributions of up to 3% of the annual salaries to our 401(k) Plan for 2015. Matching contributions, if any, and employee contributions are at all times fully vested. We intend our 401(k) Plan, and the accompanying trust, to qualify under Sections 401(k) and 501 of the Internal Revenue Code of 1986, as amended (the “Code”), so that contributions by employees to our 401(k) Plan, and income earned (if any) on plan contributions, are not taxable to employees until withdrawn fromour 401(k) Plan, and so that we will be able to deduct our contributions, if any, when made. The trustee under our 401(k) Plan, at the direction of each participant, may invest the assets of our 401(k) Plan in any of a number of investment options.

Stock Ownership Guidelines

Although stock option grants encourage equity ownership, we currently do not require our directors or executive officers to own a particular number of shares of our common stock. We believe that stock and option holdings among our directors and executive officers are adequate at this time to appropriately align their interests with those of our stockholders.

Perquisites

Our executive officers participate in the same group insurance and employee benefit plans as our other salaried employees, and we do not provide other special benefits or other perquisites to our executive officers.

2015 Named Executive Officer Compensation

Salary

Elma Hawkins, Ph.D. became our President and Chief Operating Officer in August 2014. In December 2014, Dr. Hawkins was appointed as our President and Chief Executive Officer, effective January 1, 2015. In connection with her promotion to Chief Executive Officer, we increased Dr. Hawkins’ 2015 annual salary from $325,000 to $400,000. The salary increase was based on the increase in Dr. Hawkins’ duties as Chief Executive Officer, as well as a review and analysis of the salaries of executives of other public, clinical stage oncology companies as indicated in the informal market data assembled for our Compensation Committee by management from publicly available sources. As of June 1, 2016, Dr. Hawkins no longer is our President or Chief Executive Officer.

Molly Henderson was appointed as our new Chief Financial Officer and Corporate Secretary in June 2015. In connection with her appointment as Chief Financial Officer, we agreed to pay Ms. Henderson an annual salary of $275,000. In establishing Ms. Henderson’s base salary for 2015, the Compensation Committee took into account her finance and accounting background and level of experience and the salary level of other public, clinical stage, oncology companies. On June 1, 2016, we increased Ms. Henderson’s annual base salary to $350,000.

The salaries of James Bender, Ph.D., our current Vice President-Manufacturing, Laszlo Radvanyi, Ph.D., our former Chief Scientific Officer, and Michael Handelman, our former Chief Financial Officer, were not changed from 2014 to 2015. Dr. Bender did, however, receive an automatic 3% cost of living salary increase in 2015.

In March 2016, we increased the base salaries payable to each of our executive officers for 2016. The increases in the 2016 base salaries over the 2015 base salaries were made in consideration of the attainment, or substantial progress in attaining, of our principal corporate goals for 2015 and the subjective assessment of each executive officer’s performance of his or her primary responsibilities. In addition, salary levels for our executive officers also were adjusted to be more in line with our peer group and to be more competitive. Accordingly, the 2016 salaries of Dr. Hawkins, Ms. Henderson and Dr. Bender were increased to $500,000, $300,000 and $225,000, respectively. Despite the increases, we believe that these salary levels are below the 50th percentile of comparable companies in Radford’s survey group and market studies.

22

Annual and Special Cash Bonuses

Under the employment agreements we entered into with our former President and Chief Executive Officer, Elma Hawkins, Ph.D., Molly Henderson, our Chief Financial Officer, and James Bender, Ph.D., our Vice President-Manufacturing, Dr. Hawkins, Ms. Henderson and Dr. Bender were entitled to annual cash bonuses for fiscal 2015 in an amount equal to 40%, 25% and 25%, respectively, of their annual base salaries conditioned on the satisfaction of the individual and company objectives that are established annually by the Compensation Committee/Board of Directors. Since Dr. Radvanyi and Mr. Handelman were no longer employed by us at the end of 2015, they were not entitled to receive year-end cash bonuses. Early in 2015 our Compensation Committee recommended, and our Board of Directors approved, corporate goals that, in their judgment, represented matters over which the named executive officers have significant operational control and on which our Board of Directors believed they should focus to move our strategic plan forward and enhance stockholder value. For 2015, the Compensation Committee and our Board of Directors established certain performance goals, including the following:

•	Raise more than $35 million of equity;

•	Arrange for the company’s common stock to be listed on Nasdaq;

•	Obtain exclusive and ancillary licenses covered by the CRADA;

•	Obtain orphan designation for LN-144 in melanoma;

•	File an IND for one non-melanoma indication;

•	Build out various organizational functions; and

•	Formulate U.S. and EU regulatory plans for LN-144 registration.

For 2015, the Compensation Committee determined that each of the corporate goals had either been fully or substantially met, and that all persons eligible for a discretionary bonus would be paid their full target cash bonuses. As a result, Dr. Hawkins, Ms. Henderson and Dr. Bender received $160,000, $41,100, and $54,000, respectively. Ms. Henderson’s annual cash bonus was pro-rated to reflect the fact that she joined the company in mid-year. On June 1, 2016, we increased Ms. Henderson’s target potential annual incentive compensation to 40% of her base annual salary.

Stock Option Awards

As part of its year-end option grant program, for 2015 the Compensation Committee granted to Dr. Hawkins an incentive stock option to purchase up to 58,939 shares of our common stock. On that same date, the Compensation Committee also granted an incentive stock option to Ms. Henderson to purchase up to 21,116 shares of common stock, and options to Dr. Bender for 27,622 shares. All options had an exercise price equal to the market price of our common stock ($7.58) on the date of grant (December 28, 2015). The option agreements provide that one-third of the shares underlying these options will vest on December 28, 2016, and the remaining shares underlying the options will vest in eight equal quarterly (three month) installments over the two years after December 28, 2016.

In connection with Dr. Hawkins’ separation from our company on June 1, 2016, in order to avoid confusion regarding those grants, we and Dr. Hawkins agreed to cancel certain option grants made to her in 2014 to purchase a total of 225,000 shares of our common stock at exercise prices of $5.60 and $6.70 per share. Following those grants, we granted her two-year options to purchase 125,000 shares of our common stock at an exercise price of $6.70 (the exercise price of previously granted options) and an option to purchase 91,061 shares of our common stock at an exercise price of $5.87 a share (the closing trading price of our common stock on the date of grant). Dr. Hawkins also agreed to cancel options to purchase 8,939 shares of common stock in exchange for $38,000.

23

In connection with hiring Molly Henderson as our new Chief Financial Officer, in June 2015 the Compensation Committee granted Ms. Henderson stock options to purchase an aggregate of 200,000 shares of the company’s common stock. The stock options have an exercise price of $10.69 per share, which price was the closing trading price of our common stock on June 8, 2015. Options for the purchase of 66,672 shares of common stock vested on June 8, 2016 and, provided that Ms. Henderson is still employed with us on the following dates, the remaining portion of the foregoing stock options will vest as to 16,666 shares at the end of each quarter over the following two years.

On June 1, 2016, we granted Ms. Henderson an additional stock option for the purchase of up to 150,000 shares of common stock. These stock options have an exercise price of $5.87 per share, the fair market value of the common stock on June 1, 2016. Provided that Ms. Henderson is still employed with us on the following dates, the foregoing additional stock options will vest as follows: options for the purchase of 50,000 shares will vest on June 1, 2017; and thereafter the remaining options will vest in equal quarterly installments over the next two years.

On June 10, 2016, we granted Ms. Henderson an additional stock option for the purchase of up to 50,000 shares of common stock. These stock options have an exercise price of $7.61 per share, the fair market value of the common stock on June 10, 2016. Provided that Ms. Henderson is still employed with us on the following dates, the foregoing additional stock options will vest as follows: options for the purchase of one-third of the shares will vest on June 10, 2017; and thereafter the remaining options will vest in equal quarterly installments over the next two years.

Other Policies and Considerations

Relationship Between Compensation Elements

Each element of executive officer compensation in 2015 considered the same element paid to executive officers holding the similar position at comparable companies, but no fixed benchmark or other objective formula was utilized when determining the relative proportion of salary, cash incentive or equity awards relative to each other or to total compensation.

Employment Agreements and Termination Benefits

We have entered into substantially similar written employment agreements with each of our current and former named executive officers. The main purpose of these agreements is to protect the company from business risks such as competition for the executives’ service, loss of confidentiality or trade secrets, and solicitation of our other employees, and to define our right to terminate the employment relationship. Each of these employment agreements can be terminated by either party at any time. Each employment agreement was individually negotiated, so there are some variations in the terms among executive officers. Generally speaking, however, the employment agreements provide for termination and severance benefits that the Compensation Committee believes are consistent with industry practices for similarly situated executives. The Compensation Committee believes that the termination and severance benefits help the company retain the named executive officers by providing them with a competitive employment arrangement and compensation for termination of their employment by us without “cause.”

In the event of termination of an executive’s employment without “cause,” the named executive officers were, or will be, entitled to a lump-sum payment equal to six months of base salary (12 months in the case of Dr. Hawkins and Ms. Henderson). The named executive officers’ agreements also provide for our continuation of medical benefits during the severance period. If a named executive officer’s employment is terminated by us without “cause” or by the executive for “good reason” within six months before, or one year following a change of control of our company, the named executive officers will be entitled to a lump-sum payment equal to six months of base salary (12 months in the case of Dr. Hawkins and Ms. Henderson, in each case including the amount of their respective minimum bonuses for those periods). In addition, if a named executive officer’s employment is terminated by us without “cause” or by them for “good reason,” his or her unvested stock options vest immediately.

The specific terms of the termination and change of control arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of the end of 2015, are described in detail in the section below entitled “Executive Compensation – Potential Payments Upon Termination/Change of Control.”

24

2015 Stockholder Advisory Vote

Each year, we hold a non-binding advisory stockholder vote on the compensation program for our named executive officers. At our annual stockholder meetings held in November 2014 and June 2015, our stockholders approved, on an advisory basis, the compensation of our named executive officers. In evaluating our compensation arrangements in early 2015 (and most recently for 2015 year-end bonuses), we considered the support of our stockholders of our compensation arrangements and objectives. As a result, our Compensation Committee retains our general approach to executive compensation, and continues to apply the same general principles and philosophy as in the prior fiscal year in determining executive compensation. Our Compensation Committee values the opinions of our stockholders and will take our stockholders’ opinions into account when making compensation decisions for the members of our executive team, including the named executive officers.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of the company’s compensation policy.

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that corporations may not deduct compensation of more than $1,000,000 that is paid to certain individuals. However, compensation that is “performance-based compensation” within the meaning of the Code does not count toward the $1 million deduction limit. We believe that compensation paid to our executive officers generally is fully deductible for federal income tax purposes.

Accounting for Share-Based Compensation

We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. This accounting treatment has not significantly affected our executive compensation decisions.

“Clawbacks”

We have not established any policy regarding recoupment, or “clawback,” of any performance-based compensation in the event our company’s historical financial results are subsequently revised or restated in a way that would have produced a lower compensation amount.

The foregoing policies remained in place through 2015, and, unless otherwise noted above, we expect to continue to follow them for the foreseeable future.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during 2015 served as one of our officers, former officers or employees. During 2015, none of our executive officers served as a member of the compensation committee of any other entity, one of whose executive officers served as a member of our Board of Directors or Compensation Committee, and none of our executive officers served as a member of the Board of Directors of any other entity, one of whose executive officers served as a member of our Compensation Committee.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee of our Board of Directors has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that this “Compensation Discussion and Analysis” be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Sanford J. Hillsberg, Chairman
Jay Venkatesan

25

Compensation of Executive Officers

The following table shows the compensation paid or accrued during the last three fiscal years ended December 31, 2015 to (i) Elma Hawkins, Ph.D., our former President and Chief Executive Officer and the only individual who served as our principal executive officer during the year ended December 31, 2015, (ii) Molly Henderson and Michael Handelman, each of whom served as our acting principal financial officer during the year ended December 31, 2015, (iii) the executive officers who served on December 31, 2015 and were compensated more than $100,000 in 2015, and (iv) the other persons who served as executive officers in 2015, but were no longer employed by us on December 31, 2015. The following executives are referred to throughout this proxy statment as our “named executive officers.”

26

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (6)	Option Awards (6)	All other Compensation	Total
Elma Hawkins, Ph.D.	2015	$400,000	$160,000	-	$441,453	-	$1,001,453
Former President and Chief Executive Officer(1)	2014	$277,292	$59,583	$1,120,000	$3,637,924	-	$5,094,799

Molly Henderson, current Chief Financial Officer (2)	2015	$154,247	$40,104	-	$2,294,159	-	$2,488,510

James Bender, Ph.D.	2015	$216,300	$55,697	-	$206,889	-	$478,886
Vice President-Manufacturing(3)	2014	$207,712	$82,500	$959,840	$1,249,716	-	$2,499,768

Laszlo Radvanyi, Ph.D.(4)	2015	$217,508	-	-	-		$217,508
Former Chief Scientific Officer	2014	$130,769	$56,458	$1,171,800	$1,369,068	-	$2,728,095

Michael Handelman(5)	2015	$116,077	-	-	-	-	$116,077
Former Chief Financial Officer	2014	$180,000	$45,000	$641,250	$887,507	-	$1,753,757
	2013	$180,000	-	-	-	-	$180,000

(1)	Dr. Hawkins became our President and Chief Operating Officer on August 21, 2014 and our President and Chief Executive Officer effective January 1, 2015. Prior thereto, from February 2014 through August 21, 2014 she provided consulting services as our Head of Clinical Development. Compensation shown for 2014 in this table includes compensation paid to Dr. Hawkins both as a consultant and as our President and Chief Operating Officer. The compensation she received as an officer in 2014 consisted of $137,222 of salary and options to purchase 400,000 shares of our common stock (having a grant date fair value of $2,516,973). As consultant, her compensation consisted of $159,693 of fees, options to purchase 200,000 shares (having a grant date fair value of $1,120,951), and 200,000 shares of restricted stock (having a grant date fair value of $1,120,000). As of June 1, 2016, Dr. Hawkins no longer is our President or Chief Executive Officer.

(2)	Ms. Henderson became our Chief Financial Officer on June 8, 2015.

(3)	Dr. Bender became our Vice President—Manufacturing on January 6, 2014.

(4)	Dr. Radvanyi became our Chief Scientific Officer in June 2014 and resigned in October 2015.

(5)	Mr. Handelman resigned effective June 8, 2015.

(6)	The amounts shown reflect the grant date fair value computed in accordance with FASB ASC 718 for the indicated year, adjusted to disregard the effects of any estimate of forfeitures related to service-based vesting. The assumptions we used in valuing options and restricted stock are described more fully in the footnotes to our financial statements incorporated in our Annual Report on Form 10-K for the year ended December 31, 2015.

2015 Grants of Plan-Based Awards

In 2015, we granted stock options to our named executive officers under our 2014 Equity Incentive Plan, as amended (as so amended, the “2014 Plan”) as follows:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options(1)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Elma Hawkins, Ph.D.	12/28/15	58,939	$7.58	$441,453
Former President and Chief Executive Officer

Molly Henderson	6/8/15	200,000	$10.69	$2,136,000
Chief Financial Officer	12/28/15	21,116	$7.58	$158,159

James Bender, Ph.D.	12/28/15	27,622	$7.58	$206,889
Vice President—Manufacturing

Laszlo Radvanyi, Ph.D.	-0-	-0-	-0-	-0-
Former Chief Scientific Officer

Michael Handelman	-0-	-0-	-0-	-0-
Former Chief Financial Officer

27

(1)	Represents shares of our common stock underlying options awarded, each of which vest over time.
(2)	Represents the fair value of each equity award on the date of grant, as computed in accordance with FASB ASC 718.

Outstanding Equity Awards

The following table sets forth outstanding equity awards held by our named executive officers as of December 31, 2015 under our 2010 Equity Compensation Plan (the “2010 Plan”), 2011 Equity Incentive Plan (the “2011 Plan”) and 2014 Plan:

Outstanding Equity Awards At Year Ended December 30, 2015

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Elma Hawkins, former	2/21/14	116,666	83,334	-0-	5.60	2/21/19	160,000	1,235,000	-0-	-0-
President and Chief Executive	8/21/14	52,083	72,917	-0-	6.70	8/21/24	-0-	-0-	-0-	-0-
Officer(1)	12/12/14	91,667	183,333	-0-	6.15	12/12/24	-0-	-0-	-0-	-0-
	12/28/15	-0-	58,939	-0-	7.58	12/28/25	-0-	-0-	-0-	-0-
	Total	260,416	398,523	-0-			160,000	1,235,000	-0-	-0-

Molly Henderson	6/8/15	-0-	200,000	-0-	10.69	6/8/25	-0-	-0-	-0-	-0-
Chief Financial Officer(2)	12/28/15	-0-	21,116	-0-	7.58	12/28/25	-0-	-0-	-0-	-0-
	Total	-0-	221,116

James Bender, Vice President-	1/6/14	58,332	41,668	-0-	9.60	1/16/24	50,000	386,000	-0-	-0-
Manufacturing(3)	12/5/14	15,555	31,113	-0-	6.25	12/5/24	-0-	-0-	-0-	-0-
	12/28/15	-0-	27,622	-0-	7.58	12/28/25	-0-	-0-	-0-	-0-
	Total	73,887	100,403	-0-			50,000	386,000	-0-	-0-

Laszlo Radvanyi, Former	6/23/14	-0-	180,000	-0-	6.51	6/23/24	-0-	-0-	-0-	-0-
Chief Scientific Officer(4)	12/5/14	-0-	32,407	-0-	6.25	12/5/24	-0-	-0-
	Total	-0-	212,407	-0-			-0-	-0-	-0-	-0-

Michael Handelman, Former	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Chief Financial Officer(5)
	Total	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)            (i) The stock option to purchase 200,000 shares that has an exercise price of $5.60 was originally scheduled to vest in installments as follows: The option to the purchase of 66,666 shares was to vest on February 21, 2015; and the remaining shares under the option were to vest in eight equal quarterly (three month) installments over the next two years after February 21, 2015. (ii) The stock option to purchase 125,000 shares at an exercise price of $6.70 was to vest in three installments as follows: The right to purchase 41,667 shares was to vest on August 21, 2015; and the remaining shares were to vest quarterly over the next two years after August 21, 2015. (iii) The stock option grant for 275,000 shares with an exercise price of $6.15 was to vest as to 91,667 shares on January 1, 2016; the remaining options were to vest quarterly over the next two years after January 1, 2016. (iv) The stock option grant for 58,939 shares with an exercise price of $7.58 was to vest as to 19,646 shares on December 28, 2016, and the remaining options were to vest in eight quarterly installments thereafter. On June 1, 2016 Dr. Hawkins and our company agreed to terminate her employment. In accordance with Dr. Hawkins’ employment agreement, all of her unvested stock options and shares of restricted stock vested on the date of her termination. In addition, on June 1, 2016 we cancelled 225,000 of the options that were granted to Dr. Hawkins in 2014 and, on that same day, we granted Dr. Hawkins new stock options for the purchase of 216,061 shares of common stock. The options for the 216,061 shares have an exercise price equal to the higher of the exercise price of the cancelled options or the fair market value of the shares on the date of grant.

(2)            (i) The stock option grant for 200,000 shares with an exercise price of $10.69 vests as to 66,672 shares on June 8, 2016, and the remaining shares shall vest as to 16,666 shares at the end of each quarter over the following two years after June 8, 2016. (ii) The stock option grant for 21,116 shares with an exercise price of $7.58 vests as to 7,039 shares on December 28, 2016, and the remaining options vest in eight quarterly installments thereafter.

(3)            (i) The stock option grant for 100,000 shares at an exercise price of $9.60 vests in three installments as follows: Options for the purchase of 33,333 shares vested on January 6, 2015, and the remaining shares vest quarterly over the next two years thereafter. (ii) The stock options for 46,667 shares with an exercise price of $6.25 vested as to 33.33% of the shares on December 15, 2015, and the balance vest over two years in eight equal quarterly installments thereafter. (ii) The stock option grant for 27,622116 shares with an exercise price of $7.58 vests as to 9,207 shares on December 28, 2016, and the remaining options vest in eight quarterly installments thereafter.

28

(4)           Dr. Radvanyi resigned on October 2, 2015. Accordingly, these stock options expired on January 2, 2016.

(5)           Mr. Handelman resigned in June 2015. All options that he owned were either exercise or forfeited within 90 days after his resignation. Accordingly, Mr. Handelman held no equity awards as of December 31, 2015.

Option Exercises in 2015

No named executive officer exercised stock options in 2015.

Employment Agreements

Current Executive Officers: The following is a summary of the employment agreements we have entered into with our current executive officers.

Maria Fardis, Ph.D. On June 1, 2016, we entered into an employment agreement with Maria Fardis, Ph.D., under which Dr. Fardis agreed to serve as our President and Chief Executive Officer. Dr. Fardis succeeded Elma Hawkins, Ph.D., our prior President and Chief Executive Officer. In her employment agreement, we have agreed to pay Dr. Fardis an annual base salary of $500,000 and a signing bonus of $150,000. In addition, on June 1, 2016, we granted to Dr. Fardis under our 2014 Plan stock options to purchase an aggregate of 500,000 shares of our common stock. On June 1, 2016, we also entered into a restricted stock unit agreement with Dr. Fardis pursuant to which we granted her 550,000 non-transferrable restricted stock units as an inducement of employment pursuant to the exception to The NASDAQ Global Market rules that generally require stockholder approval of equity incentive plans. Dr. Fardis’ stock options have an exercise price per share of $5.87, the fair market value of our common stock at the close of trading on June 1, 2016, and will vest in installments as follows: (i) 137,500 restricted stock units will vest upon the first anniversary of the effective date of her employment agreement; (ii) 275,000 restricted stock units will vest upon the satisfaction of certain clinical trial milestones; and (iii) 137,500 restricted stock units will vest in equal monthly installments over the 36-month period following the first anniversary of the effective date of her employment, in each case, provided that Dr. Fardis has been continuously employed with us as of such vesting dates. Dr. Fardis will also be eligible to participate in our annual incentive compensation program as approved by our Board of Directors, with target potential annual incentive compensation of 50% of her base annual salary.

If we terminate Dr. Fardis’ employment agreement without “cause” (as defined in her employment agreement) during the first six months of her employment, Dr. Fardis will be entitled to receive her base salary through the date of termination, and any incentive compensation that was earned to the date of termination, plus two months’ base salary for each full month between the effective date and the date of termination of her employment. If we terminate Dr. Fardis’ employment without “cause,” or she terminates her employment for “good reason” after the initial six months of her employment, in addition to the aforementioned payments, there will be a twelve-month acceleration of her unvested stock options and unvested time-based restricted stock units, and she will have twelve months from the date of termination within which to exercise her vested options. In that event, Dr. Fardis also will be entitled to receive a severance payment equal to twelve months’ base annual salary and a full year’s incentive compensation.

In the event of a “change of control” (as defined in her employment agreement) of the company, all of Dr. Fardis’ unvested time-based stock options and all unvested restricted stock units will vest immediately, whether or not her employment is terminated. If, either before or after a change in control, Dr. Fardis’ employment is terminated by us for any reason other than “cause” or she were to terminate her employment for “good reason,” Dr. Fardis will be entitled to receive all of the cash payments she would be entitled to receive in the event we were to terminate her employment without “cause.”

Molly Henderson. On June 8, 2015 we entered into a new employment agreement with Molly Henderson pursuant to which Ms. Henderson agreed to continue to serve as our Chief Financial Officer. Under her employment agreement, Ms. Henderson was entitled to receive an annual salary of $275,000. In December 2015, we increased Ms. Henderson’s annual salary to $300,000. Effective as of June 8, 2015, we granted Ms. Henderson a five-year stock option to purchase an aggregate of 200,000 shares of the Company’s common stock. The stock options have an exercise price of $10.69 per share, the fair market value of the common stock on June 8, 2015. Options for the purchase of 66,672 of such shares vested on June 8, 2016; and, subject to her continuing employment, the remaining options will vest in equal quarterly installments of 16,666 shares over the two-year period commencing as of June 8, 2016.

29

Either party can terminate the employment agreement and Ms. Henderson’s employment without cause at any time. Upon termination of the employment agreement, except as otherwise provided in the employment agreement, the unvested options will be forfeited and returned to the Company. However, if we terminate Ms. Henderson’s employment without cause (as defined in the agreement), any of Ms. Henderson’s unvested stock options will become fully vested, and she will have twenty-four months from the date of termination within which to exercise her vested options. Furthermore, if we terminate the employment agreement without cause, Ms. Henderson will be eligible to receive a severance payment equivalent to twelve months of her then base salary. Had the employment agreement been terminated by us without “cause” or following a change in control on December 31, 2015, Ms. Henderson would have been entitled to receive a severance payment of $300,000 and health insurance benefits of approximately $15,000 (representing the family health benefit payments for a twelve-month period).

On June 1, 2016, we agreed to amend Ms. Henderson's employment to (i) increase her annual base salary to $350,000, (ii) grant her an additional stock option for the purchase of up to 150,000 shares of common stock, and (iii) increase her target potential annual incentive compensation to 40% of her base annual salary. The stock options have an exercise price of $5.87 per share, the fair market value of the common stock on June 1, 2016. Provided that Ms. Henderson is still employed with us on the following dates, the foregoing stock options will vest as follows: Options for the purchase of 50,000 shares will vest on June 1, 2017; and thereafter the remaining shares will vest in equal quarterly installments over the next two years.

On June 10, 2016, we granted Ms. Henderson an additional stock option for the purchase of up to 50,000 shares of common stock. These stock options have an exercise price of $7.61 per share, the fair market value of the common stock on June 10, 2016. Provided that Ms. Henderson is still employed with us on the following dates, the foregoing additional stock options will vest as follows: options for the purchase of one-third of the shares will vest on June 10, 2017; and thereafter the remaining options will vest in equal quarterly installments over the next two years.

Michael T. Lotze MD. Dr. Lozte entered into an employment agreement with us to serve as our Chief Scientific Officer and our Vice President of Research and Development commencing on March 28, 2016. Under his employment agreement, Dr. Lotze is entitled to receive an annual salary of $400,000. He also is entitled to a year-end incentive bonus of up to 37.5% of his base salary. Effective as of March 28, 2015, we granted Dr. Lotze stock options to purchase an aggregate of 225,000 shares of our common stock, which options have an exercise price of $4.54, the fair market value of our common stock on March 28, 2016. Provided that he is still employed with us on the following dates, the foregoing stock options will vest as follows: (i) 112,500 of the foregoing stock options will vest in three installments as follows: (i) options for the purchase of 22,500 shares shall vest on March 28, 2017; (ii) options for the purchase of 33,750 shares shall vest on March 28, 2018; and (iii) options for the purchase of 56,250 shares shall vest on March 28, 2019. Of the remaining shares, 56,250 shares will vest upon the successful enrollment of our first patient in a registration trial, and the remaining 56,250 shares will vest upon the successful submission of a BLA to the FDA. Either party can terminate the employment at any time.

Steven A. Fischkoff MD. Dr. Fischkoff entered into an employment agreement with us to serve as our Chief Medical Officer on February 4, 2016. Under his employment agreement, Dr. Fischkoff is entitled to receive an annual salary of $400,000. He also is entitled to a year-end incentive bonus of up to 35% of his base salary. Effective as of February 4, 2016, we granted Dr. Fischkoff stock options to purchase an aggregate of 225,000 shares of our common stock, which options have an exercise price of $5.43, the fair market value of our common stock on February 4, 2016. Provided that he is still employed with us on the following dates, the foregoing stock options will vest as follows: (i) Options for the purchase of 75,000 shares shall vest on February 4, 2017; and (ii) the remaining stock options shall vest as to 18,750 shares at the end of each quarter over the next two years ending February 4, 2019.

Either party can terminate the employment agreement and Dr. Fischkoff’s employment without cause at any time. Upon termination of the employment agreement, except as otherwise provided in the agreement, the unvested options and the unvested shares of restricted stock will be forfeited and returned to the Company. However, if we terminate Dr. Fischkoff’s employment without cause (as defined in the agreement) any of Dr. Fischkoff’s unvested stock options will become fully vested, and he shall have six months from the date of termination within which to exercise his vested options. Furthermore, if we terminate the employment agreement without cause, Dr. Fischkoff will be eligible to receive a severance payment equivalent to six months of his then base salary.

Former President and Chief Executive Officer. From January 1, 2015 until June 1, 2016, Elma Hawkins, Ph.D was our President and Chief Executive Officer. The following is a summary of Dr. Hawkins’ employment agreement and the agreement we entered into in connection with the termination of her services:

30

Dr. Hawkins entered into an employment agreement with us on August 21, 2014 pursuant to which she agreed to serve as our President and Chief Operating Officer. On December 12, 2014, Dr. Hawkins was appointed as our Chief Executive Officer, effective January 1, 2015. In connection with her appointment as Chief Executive Officer, we agreed to pay Dr. Hawkins an annual salary of $350,000, which amount would automatically increase to $400,000 when we raised more than $25 million in a public offering. We completed the public offering later in December 2014, so Dr. Hawkins’ salary in 2015 was $400,000. As the Company’s President and Chief Executive Officer, in 2016 Dr. Hawkins was also entitled to a year-end incentive bonus of up to 40% of her base salary. Under her amended employment agreement, Dr. Hawkins was be granted a stock option to purchase 275,000 shares of common stock at an exercise price equal $6.15 per share (the closing price of the common stock on December 12, 2014). The option for these 275,000 shares vest were scheduled to vest over three years as follows: (i) 91,667 shares vested on January 1, 2016; and (ii) the remaining shares were scheduled to vest quarterly over the next two years after January 1, 2016. In December 2015, we increased Dr. Hawkins’ 2016 annual salary to $500,000 and increased Dr. Hawkins’ target incentive bonus for 2016 to 50% of her 2016 annual salary.

Dr. Hawkins’ employment agreement provided that it could be terminated by either party at any time; provided, however, that if we were to terminate Dr. Hawkins’ employment agreement without cause (as defined in the employment agreement), all of her unvested stock options and unvested shares of restricted stock would have become fully vested, and she would have had twelve months from the date of termination within which to exercise her vested options. In addition, the agreement provided that Dr. Hawkins would be eligible to receive a severance payment equal to twelve months of her then base salary. The agreement also provided that if, within six months immediately preceding a Change in Control (as defined in his employment agreement) or within 12 months immediately following a Change of Control, Dr. Hawkins’ employment were terminated by us for any reason other than cause, then Dr. Hawkins’ unvested stock options and shares of restricted stock would immediately vest and she would be entitled to receive a severance payment equal to twelve months of her then base salary.

In connection with Dr. Hawkins’ amicable separation from the company, on June 1, 2016 we agreed to pay Dr. Hawkins (i) $188,462, representing all salary, accrued and unused and unpaid vacation, a prorated portion of her annual incentive compensation and other amounts owed to her, and (ii) as required by her employment agreement, $500,000 as a severance payment. Dr. Hawkins will continue to provide advisory services to our board of directors for at least three months. Dr. Hawkins will be paid $10,000 per month for her advisory services.

In connection with Dr. Hawkins’ separation, we and Dr. Hawkins also agreed to cancel option grants made to her in 2014 to purchase 225,000 shares of our common stock at exercise prices of $5.60 and $6.70 per share, and to grant her two-year options to purchase 125,000 shares of our common stock at an exercise price of $6.70 per share and an option to purchase 91,061 shares of the Company’s stock at an exercise price of $5.87 per share. Dr. Hawkins also agreed to cancel options to purchase 8,939 shares in exchange for $38,000.

Retention Plan

On June 1, 2016, our Board of Directors authorized and approved a form of retention bonus agreement to be entered into between us and selected officers and employees. Each retention bonus agreement provides for the payment of cash bonuses in two installments if the officer or employee remains employed with us through December 31, 2016 and June 30, 2017, respectively. Further, a participating officer or employee whose employment is terminated by us without cause prior to the specified retention dates will be entitled to such retention bonus as if he or she remained employed with us through such dates. Additionally, in the event of a “change in control” (as defined in the bonus agreement) of the company, the officer or employee will be entitled to receive his or her full retention bonuses less any portion previously paid. The following named executive officers will participate in the retention bonus arrangement and are eligible to receive the following payments:

31

Named Executive Officer	Bonus Payable as of December 31, 2016	Bonus Payable as of June 30, 2017
Molly Henderson	$100,000	$100,000
Michael Lotze	$100,000	$100,000
Steven Fischkoff	$100,000	$100,000

2010 Equity Compensation Plan

On March 29, 2010, our Board adopted the Genesis Biopharma, Inc. 2010 Equity Compensation Plan (the “2010 Plan”) pursuant to which the Board reserved an aggregate of 35,000 shares of common stock for future issuance. The 2010 Plan provided for awards of incentive stock options, non-qualified stock options, rights to acquire restricted stock, rights to acquire unrestricted stock, and stock appreciation rights, or SARs, but since we did not obtain stockholder approval of the 2010 Plan within twelve months after the date our Board adopted the 2010 Plan, incentive stock options could not be granted thereunder. As of October 2011, options for the issuance of all 35,000 shares had been granted, and no shares were available for additional grants under the 2010 Plan.

2011 Equity Incentive Plan

As of October 14, 2011, we adopted our 2011 Equity Incentive Plan (the “2011 Plan”). Employees, directors, consultants and advisors of the Company are eligible to participate in the 2011 Plan. The 2011 Plan initially had 180,000 shares of common stock reserved for issuance in the form of incentive stock options, non-qualified options, common stock, and grant appreciation rights. The 2011 Plan was not approved by our stockholders within the required one-year period following its adoption and, accordingly, no incentive stock options can be granted under that plan. In August 2013 our Board of Directors and a majority of our stockholders approved an amendment to increase the number of shares available under the 2011 Plan from 180,000 shares to 1,700,000 shares, and an amendment to increase the number options or other awards that can be granted to any one person during a twelve month period from 50,000 shares to 300,000 shares. The foregoing amendment to the 2011 Plan became effective in September 2013. As of June 17, 2016, as a result of certain forfeitures by former employee, 878,000 shares were available for future grant under the 2011 Plan.

2014 Equity Incentive Plan

For a description of the 2014 Plan, see Proposal 3, below.

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2015, (i) the number of shares of our common stock that are issuable under our equity compensation plans upon the exercise of outstanding options, warrants and other rights, (ii) the weighted-average exercise price of such options, warrants and rights, and (iii) the number of securities remaining available for future issuance under our equity compensation plans.

32

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders
2014 Equity Incentive Plan	2,286,388	$8.12	1,713,612

Equity compensation plans not approved by stockholders (1)
2010 Equity Compensation Plan	21,750	$109.00	-
2011 Equity Incentive Plan	2,022,000	$6.58	878,000
Total	4,330,138		2,591,612

(1)	The Board of Directors adopted our 2010 Equity Compensation Plan and our 2011 Equity Incentive Plan. However, we did not submit either of those plans to our stockholders for their approval. Accordingly, while we have adopted these equity compensation plans, these plans are not stockholder approved plans.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

Other than employment agreements with our executive officers and other payments made to our executive officers, all as described above under the section entitled “Executive Compensation—Compensation of Executive Officers,” and compensation paid to directors as described above in the section titled “Executive Compensation—Director Compensation,” the following is a description of all transactions since January 1, 2015 to which we have been a party, and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) our directors and executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities affiliated with them, had or will have a direct or indirect material interest.

In April 2015, we filed a registration statement on Form S-3 to register the public sale by Ayer Capital Partners Master Fund, L.P., Ayer Capital Partners Kestrel Fund, LP, and Epworth-Ayer Capital (collectively, “Ayer”), LP, Bristol Investment Fund Ltd., and Sanford J. Hillsberg of a total of 9,471,879 shares of our common stock owned by the foregoing selling stockholders. At the time of the filing Bristol Investment Fund Ltd. owned 8.64% of our outstanding shares, Jay Venkatesan, one of the directors of our company, was the manager of the Ayer funds, and Mr. Hillsberg is a director of our company. In May 2015 the foregoing selling stockholders sold the registered shares in an underwritten public offering. We paid for all legal and accounting fees incurred by our law firms and accounting firm, as well as the filing fees and other costs incurred by our company in connection with the filing of the Form S-3 registration statement and the subsequent public offering. In May 2015 the selling stockholders paid us approximately $166,280 as reimbursement for the fees and expenses that we incurred in connection with the filing of the registration statement and the subsequent public offering.

Sanford J. Hillsberg, one of our directors, is an attorney at TroyGould PC. TroyGould PC rendered legal services to our company in 2015 and has rendered legal services in 2015. We paid TroyGould PC $602,922 in fees in 2015. Our Board of Directors, including all members of our Audit Committee, pre-approved all material, special services provided by TroyGould in 2015. Mr. Hillsberg did not provide any legal services to our company during 2015.

33

In connection with our June 7, 2016 Private Placement, we entered into a purchase agreement and a registration rights agreement with Quogue Capital LLC (an affiliate of Wayne Rothbaum, a member of our Board of Directors) and other institutional and accredited investors in that offering. The purchase agreement included certain provisions requiring that the number of directors constituting the full Board of Directors of our company be increased from five to seven directors and that Mr. Rothbaum be appointed to serve on our Board of Directors as our Interim Chairman. On June 1, 2016, our Board was increased to seven directors, and on June 7, 2016 Mr. Rothbaum joined our board and became the Interim Chairman of the Board. In the purchase agreement, we also agreed that, until the earlier of (i) the date Quogue owns less than 5% of our outstanding common stock, and (ii) June 30, 2017, which we refer to as the “effective period,” we will take no other action to (x) change the size of our Board, (y) amend, in any respect, our articles of incorporation or bylaws, or (z) enter into any agreement to do any of the foregoing, in each case, without the prior written consent of Quogue. Quogue purchased 1,646,280 shares of our common stock and 1,932,667 shares of our Series B Preferred in the Private Placement for a purchase price of $17,000,000.

Director Independence

Our Board had determined that Sanford Hillsberg, Jay Venkatesan, Merrill McPeak, Ryan Maynard, Wayne P. Rothbaum and Dr. Iain Dukes qualify as “independent directors” as defined under the Nasdaq Stock Market’s listing standards and the rules of the SEC, and have no material relationships with us (either directly or as a partner, stockholder or officer of any entity) that are inconsistent with a finding of their independence as members of our Board of Directors. Our Board has determined that Messrs. Maynard, McPeak, and Venkatesan, the current members of our Audit Committee, also are “independent” for purposes of service as the members of our Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 17, 2016 by (i) each person who is known by us to own more than 5% of the outstanding common stock; (ii) each of our directors and director nominees; (iii) each of our executive officers; and (iv) all of our current executive officers and directors as a group. As of June 17, 2016, a total of 58,351,478 shares of common stock were outstanding. Except as indicated in footnote 13 below, none of our executive officers or directors own any shares of our Series A Preferred or Series B Preferred, and our shares of Series A Preferred and Series B Preferred do not have voting rights. Accordingly, such shares are not included in the below table

	Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares	Percent of Class (2)
BlackRock Inc. 55 East 52nd Street New York, NY 10055 (3)	4,028,802,	6.9%
Broadfin Healthcare Master Fund, Ltd. 20 Genesis Close Ansbacher House, Second Floor P.O. Box 1344 Grand Cayman KY1-1108 Cayman Islands (4)	4,670,759	8.0%
FMR LLC 245 Summer Street Boston, MA 02210 (5)	5,715,828	9.8%
Quogue Capital LLC 1171 S. Ocean Blvd. Delray Beach, FL 33483 (6)	3,846,280	6.6%
Perceptive Advisors LLC Perceptive Life Sciences Master Fund Ltd. 499 Park Avenue, 25th Floor New York, NY 10022 (7)	3,774,881	6.5%

34

	Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares		Percent of Class (2)
venBio Select Advisor LLC 1700 Owens Street, Suite 595, San Francisco, CA 94158 (8)	3,817,067		6.5%
Jay Venkatesan	2,948,333	(9)
Merrill A. McPeak	576,583	(10)	*
Sanford J. Hillsberg	279,000	(11)	*
Ryan D. Maynard	85,000	(12)	*
Maria Fardis, Ph.D.	-0-		-0-
Molly Henderson	66,666	(12)	*
Michael Lotze	-0-		-0-
Steven A. Fischkoff	-0-		-0-
Dr. Wayne Rothbaum	3,846,280	(13)	6.6%
Dr. Iain Dukes	-0-		-0-
All directors, director nominees and executive officers as a group (10 persons)	7,801,862	(14)	11.8%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the persons shown is c/o Lion Biotechnologies, Inc., 112 West 34th Street, 18th Floor, New York, New York 10120.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, warrant or convertible security, but not for purposes of computing the percentage of any other holder.

(3)	Consists of securities described in a Schedule 13G filed with the SEC on January 28, 2016, plus the shares of common stock purchased by certain investment funds of Blackrock, Inc. in the Private Placement.

(4)	Consists of securities described in a Schedule 13G jointly filed with the SEC on February 11, 2016 by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd., and Kevin Kotler, plus the shares of common stock purchased in the Private Placement. Mr. Kotler and Broadfin Capital, LLC disclaim beneficial ownership of the foregoing shares except to the extent of their pecuniary interest therein.

(5)	Consists of securities described in a Schedule 13G/A filed with the SEC on February 12, 2016 by FMR LLC. Edward C. Johnson 3d is a Director and the Chairman of FMR LLC and Abigail P. Johnson is a Director, the Vice Chairman and the President of FMR LLC. Members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other FMR LLC Series B stockholders have entered into a stockholders’ voting agreement under which all FMR LLC Series B voting common shares will be voted in accordance with the majority vote of such FMR LLC Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

(6)	Represents 3,846,280 shares of common stock owned by Quogue Capital LLC. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC.

(7)	Consists of securities described in a Schedule 13G/A filed with the SEC on February 16, 2016 by Perceptive Advisors LLC, plus the shares of common stock purchased in the Private Placement. According to the Schedule 13G, Perceptive Life Sciences Master Fund Ltd. is an investment fund to which Perceptive Advisors LLC serves as the investment manager. Mr. Edelman is the managing member of Perceptive Advisors LLC. Mr. Edelman and Perceptive Advisors LLC are deemed to beneficially own the shares of Perceptive Life Sciences Master Fund Ltd.

(8)	Consists of securities described in a Schedule 13G filed with the SEC on February 12, 2016 by venBio Select Advisor LLC, a Delaware limited liability company, plus shares of common stock purchased in the Private Placement. venBio provides investment advisory and management services and has acquired the foregoing securities solely for investment purposes on behalf of venBio Select Fund LLC, a Delaware limited liability company, venBio Select Fund Ltd., a Cayman Islands exempted company, and certain managed accounts.

35

(9)	Represents 2,823,333 shares owned by Ayer Capital Management LP, plus options to purchase 125,000 shares of common stock that are exercisable currently or within 60 days of June 17, 2016. Jay Venkatesan is the manager of Ayer Capital Partners Master Fund, L.P. and is deemed to beneficially own the shares of the fund.

(10)	Represents 446,583 shares of common stock and options to purchase 130,000 shares of common stock that are exercisable currently or within 60 days of June 17, 2016.

(11)	Represents 154,000 shares of common stock owned by The Hillsberg Trust is a revocable family trust of which Sanford J. Hillsberg is a trustee, and options to purchase 125,000 shares of common stock that are exercisable currently or within 60 days of June 17, 2016.

(12)	Represents options to purchase shares of common stock that are exercisable currently or within 60 days of June 17, 2016.

(13)	Represents shares of common stock owned by Quogue Capital LLC. Does not include the following securities owned by Quogue Capital LLC: (i) 1,932,667 shares of our Series B Preferred (which shares are currently not convertible into shares of our common stock), representing 17.00% of the total number of such shares outstanding as of June 17, 2017, and (ii) up to 2,000,000 shares of our common stock issuable upon the exercise of warrants (which warrants cannot be exercised if such exercise would result in the holder owning beneficially more than 4.99% of our shares of common stock). Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC.

(14)	Includes options to purchase 531,666 shares of common stock that are exercisable currently or within 60 days of June 17, 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 - APPROVAL OF AMENDMENT OF THE 2014 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF SHARES AVAILABLE UNDER THE PLAN

On September 19, 2014, our Board adopted the Lion Biotechnologies, Inc. 2014 Equity Incentive Plan. The 2014 Plan was approved by our stockholders at the annual meeting of stockholders held in November 2014.

The 2014 Plan initially authorized the issuance up to an aggregate of 2,350,000 shares of common stock. In 2015, the 2014 Plan was amended to increase the total number of shares that could be issued under the 2014 Plan by 1,650,000 shares, from 2,350,000 shares to 4,000,000 shares. On June 10, 2016, the Board further amended the 2014 Plan, subject to stockholder approval, to increase the total number of shares that can be issued under the 2014 Plan by 5,000,000 shares, from 4,000,000, shares to 9,000,000 shares.

As of June 17, 2016, under the 2014 Plan:

•	A total of 13,909 shares of common stock had been issued upon exercise of stock options.

•	No shares of restricted stock have been issued or were outstanding.

•	There were 2,804,731 shares subject to issuance upon exercise of outstanding options at a weighted average share price of $6.64 per share and a weighted average remaining life of 9.0 years.

•	There were 281,360 shares of common stock available for future issuance under the 2014 Plan.

Since the 2014 Plan was adopted, we have granted options for the purchase of an aggregate of 1,857,538 shares of common stock to current executive officers and directors with grant date fair values ranging from $4.00 to $11.00 per share, and have granted to all our employees (excluding current executive officers) as a group options to purchase an aggregate of 2,006,056 shares. The stock options granted to such employees have exercise prices ranging from $5.00 to $11.00 per share.

36

At the time that the 2014 Plan was adopted, our company had 14 employees, including our executive officers. Since then, we have hired 16 employees, including our officers, to whom we granted stock options. Our Board of Directors and our new Chief Executive Officer have decided to accelerate our research and development activities. In order to accelerate our research and development and other activities, during the rest of 2016 we anticipate that we may hire additional employees (including executive officers, clinical and scientific personnel, and office staff). In order to fund our planned expansion of research and development activities and the hiring of additional employees, we recently completed the Private Placement, in which we raised $100 million of gross proceeds. We believe that we will have to award equity incentive compensation to our new hires (and to periodically grant additional options to our existing employees). We believe that incentive compensation in the form of options (and possibly restricted stock) is critical to our success in remaining competitive and in attracting, motivating and retaining key personnel. The efforts and skill of our employees and other personnel who provide services to our Company generate much of the growth and success of our business. Our employees, consultants and directors understand that their stake in our Company will have value only if, working together, we create value for our stockholders. Awards generally vest over a period of service with us or upon accomplishment of performance objectives, giving the recipient an additional incentive to provide services over a number of years and build on past performance.

Based on our current projected hiring goals, our management determined that we will not have a sufficient number of securities available under the 2014 Plan for future grants of options/restricted stock to our new hires and to our existing employees unless we increase the shares available under the 2014 Plan. Accordingly, on June 10, 2016 our Board approved an increase in the number of securities available for award grants under the 2014 Plan. We are hereby submitting the foregoing amendment of our 2014 Plan to our stockholders for their approval.

Vote Required for Approval

We are asking our stockholders to approve an amendment to Section 3.1 of the 2014 Plan to increase the total number of shares of common stock that may be issued under the 2014 Plan to 9,000,000. A copy of the 2014 Plan, with the proposed amendment highlighted in Section 3.1, is included as Appendix A to this Proxy Statement.

Approval of the aforementioned amendment to the 2014 Plan by the stockholders of the Company will require the affirmative vote of a majority of the shares of common stock voted on the matter. Under Nevada law and our Bylaws, abstentions are counted as votes cast, and therefore have the same effect as votes against approval of the amendment to the 2014 Plan.

Terms and Conditions of the Amended 2014 Plan

The following is a summary of the principal features of the 2014 Plan, which is attached hereto as Appendix A to this proxy statement. The following summary does not purport to be a complete description of all provisions of the 2014 Plan. To the extent there is a conflict between this summary and the actual terms of the amended 2014 Plan, the actual terms of the amended 2014 Plan will govern. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to Investor Relations, Lion Biotechnologies, Inc., 112 West 34th Street, 18th Floor, New York, New York 10120, or may access the document from the SEC’s website at www.sec.gov.

The 2014 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect strong corporate governance practices, including:

•	Continued broad-based eligibility for equity awards. We have granted stock options to most of our full-time employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

•	Stockholder approval is required for additional shares. The 2014 Plan does not contain an annual “evergreen” provision. The 2014 Plan authorizes a fixed number of shares available under the plan, so that stockholder approval is required to issue any additional shares beyond those already approved under the 2014 Plan.

•	No discount stock options or stock appreciation rights. All stock options and stock appreciation rights are intended to have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	The Board is prohibited from taking action related to the 2014 Plan that would be treated as a repricing under generally accepted accounting principles without the approval of our stockholders. The 2014 Plan requires that the Board obtain the approval of our stockholders before taking actions that would be deemed to be a repricing under generally accepted accounting principles, including reducing the exercise price of any outstanding stock option and/or cancelling and re-granting any outstanding stock option to reduce the exercise price of the option.

37

General. The 2014 Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, and stock appreciation rights, or SARs. Incentive stock options (“ISOs”) granted under the 2014 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Non-statutory stock options (NQSOs) granted under the 2014 Plan are not intended to qualify as incentive stock options under the Code. See “Certain Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2014 Plan.

Purpose. Our Board adopted the 2014 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our company’s interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

Administration. Our Board of Directors has authorized our Compensation Committee to administer the 2014 Plan, although the Board also, from time to time, participates in the administration of the 2014 Plan and the grant of options. Subject to the provisions of the 2014 Plan, our Compensation Committee has the power to determine in its discretion: (a) to grant options and SARs and grant or sell restricted stock; (b) to determine the fair market value of the shares of common stock subject to options or other awards; (c) to determine the exercise price of options granted, which shall be no less than the fair market value of any common stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on common stock over not less than the value of our common stock on the date of grant, or the offering price of restricted stock; (d) to determine the persons to whom, and the time or times at which, options or SARs shall be granted or restricted stock granted or sold, and the number of shares subject to each option or SAR or the number of shares of restricted stock granted or sold; (e) to construe and interpret the terms and provisions of the 2014 Plan, of any applicable agreement and all options and SARs granted under the 2014 Plan, and of any restricted stock award under the 2014 Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the 2014 Plan; (g) to determine the terms and provisions of each option and SAR granted and award of restricted stock (which need not be identical), including but not limited to, the time or times at which options and SARs shall be exercisable or the time at which the restrictions on restricted stock shall lapse; (h) with the consent of the grantee, to rescind any award or exercise of an option or SAR; (ix) to modify or amend the terms of any option, SAR or restricted stock (with the consent of the grantee or holder of the restricted stock if the modification or amendment is adverse to the grantee or holder); (i) to accelerate or defer (with the consent of the grantee) the exercise date of any option or SAR or the date on which the restrictions on restricted stock lapse; (j) to issue shares of restricted stock to an optionee in connection with the accelerated exercise of an option by such optionee; (k) to authorize any person to execute on behalf of our company any instrument evidencing the grant of an option, SAR or award of restricted stock; (l) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purpose of the 2014 Plan; and (m) to make all other determinations deemed necessary or advisable for the administration of the 2014 Plan, any applicable agreement, option, SAR or award of restricted stock.

Eligibility. Incentive stock options may be granted under the 2014 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2014 Plan.

Terms of Options and SARs. The exercise price of incentive stock options may not be less than the fair market value of our common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of our common stock on the date of grant.

Options granted under the 2014 Plan may be exercisable in increments, or “vest,” as determined by our Board. Our Board has the power to accelerate the time as of which an option may vest or be exercised, with the consent of the optionee. The maximum term of options and SARs under the 2014 Plan is ten years, except that in certain cases the maximum term is five years. Options and SARs awarded under the 2014 Plan generally will terminate 90 days after termination of the participant’s service, subject to certain exceptions.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option or SAR. Our Board may grant nonstatutory stock options and SARs that are transferable to the extent provided in the applicable written agreement.

38

Terms of Restricted Stock Awards. Our Board or the Compensation Committee may issue shares of restricted stock under the 2014 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by our Board/Compensation Committee. In the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.

Rights to acquire shares of our common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as our Board shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement

Adjustment Provisions. If our common stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each option and SAR outstanding under the 2014 Plan, and the exercise price of each outstanding option and the base value of SAR, will be automatically and proportionately adjusted, except that our company will not be required to issue fractional shares as a result of any such adjustments. Such adjustment in any outstanding option or SAR will be made without change in the total price applicable to the unexercised portion of the option or SAR, but with a corresponding adjustment in the price for each share covered by the unexercised portion of the option or SAR.

Effect of Certain Corporate Events. Except as otherwise provided in the applicable agreement, in the event of (i) a liquidation or dissolution of our company, (ii) a merger or consolidation of our company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary), or (iii) a sale of all or substantially all of the assets of our company in a single transaction or a series of related transactions, all options and SARs will terminate upon consummation of the transaction unless our Board determines that they will survive. If our Board determines that outstanding options and SARs will survive, and if our company will not be the surviving entity in the transaction, our Board may provide that the outstanding options and SARs will be assumed or an equivalent option or SAR substituted by an applicable successor entity or any affiliate of the successor entity. If outstanding options and SARs are to terminate upon consummation of the corporate transaction, any options or SARs outstanding immediately prior to the consummation of the corporate transaction will be deemed fully vested and exercisable immediately prior to the consummation of the corporate transaction (provided that the option or SAR has not expired by its terms and that the grantee takes all steps necessary to exercise the option or SAR prior to the corporate transaction as required by the agreement evidencing the option or SAR).

Duration, Amendment and Termination. Our Board may suspend or terminate the 2014 Plan without stockholder approval or ratification, subject to certain restrictions, at any time or from time to time. Unless sooner terminated, the 2014 Plan will terminate ten years from the date of its adoption by our Board, or on September 19, 2024.

Our Board may also amend the 2014 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board may submit any other amendment to the 2014 Plan for stockholder approval in its discretion.

Certain Federal Income Tax Consequences

Section 162m. For the purposes of complying with the requirements under Section 162(m) of the Code, for the deductibility for federal income tax purposes of employee expense associated with awards under the 2014 Plan of more than $1,000,000 to “covered employees” within the meaning of Section 162(m), no eligible person shall be granted options or other awards during any twelve-month period covering more than 550,000 shares.

Non-qualified Stock Options. There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NQSO. However, the participant will realize ordinary income on the exercise of the NQSO in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

39

Incentive Stock Options. There will be no regular federal income tax consequences to either the Company or the participant upon the grant or exercise of an ISO. If the participant does not dispose of the shares of common stock for two years after the date the option was granted and one year after the acquisition of such shares of common stock, the difference between the aggregate option price and the amount realized upon disposition of the shares of common stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of common stock are disposed of in a sale, exchange or other “disqualifying disposition” during those periods, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate option price (adjusted for any loss of value at the time of disposition), and the Company will be entitled to a federal income tax deduction equal to such amount, subject to the limitations under Code Section 162(m).

While the exercise of an incentive stock option does not result in current taxable income, the excess of (1) the fair market value of the option shares at the time of exercise over (2) the exercise price, will be an item of adjustment for purposes of determining the participant’s alternative minimum tax income.

SARs. A participant receiving an SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company, subject to limitations under Code Section 162(m). In addition, the Board (or Committee), may at any time, in its discretion, declare any or all awards to be fully or partially exercisable and may discriminate among participants or among awards in exercising such discretion.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock, and the Company will be entitled to a corresponding tax deduction at that time, subject to the limitations under Code Section 162(m).

40

Number of Restricted Shares of Common Stock and Shares of Common Stock Underlying
Options Granted During the Fiscal Year Ended December 31, 2015

Future awards to our directors, executive officers, employees and other eligible participants under the 2014 Plan are discretionary and therefore are not determinable at this time. The table below shows the number of shares of common stock underlying stock options and the number of shares of restricted stock that were granted in 2015 under the 2014 Plan and under all other equity incentive plans to (i) each of the executive officers named in the Summary Compensation Table contained in this proxy statement in the section entitled “Executive Compensation,” (ii) each non-employee director, and (iii) the various indicated groups.

Name and Position	Number of Shares of Common Stock Underlying Options Granted	Number of Restricted Shares of Common Stock Granted
Elma Hawkins, former President and Chief Executive Officer(1)	58,939	-0-
Molly Henderson, Chief Financial Officer	221,116	-0-
James Bender, Vice President-Manufacturing	27,622	-0-
Laszlo Radvanyi, Chief Scientific Officer	-0-	-0-
Michael Handelman, Chief Financial Officer	-0-	-0-
Current non-executive director group	190,000	-0-
Current executive officer group	221,116	-0-
All current employees, including current officers who are not executive officers, as a group	950,868	15,000

(1)	Dr. Hawkins was appointed as our Chief Executive Officer effective January 1, 2015. From February 2014 through August 21, 2014 Dr. Hawkins provided consulting services as our Head of Clinical Development. Dr. Hawkins became our President and Chief Operating Officer on August 21, 2014. The stock options and shares of restricted stock reflected in the above table include the options and restricted shares that we granted to Dr. Hawkins as a consultant for her services as our Head of Clinical Development. The stock options and restricted shares that she received as a consultant consisted of options to purchase 200,000 shares and 200,000 shares of restricted stock.

Subject to adjustment as provided in the 2014 Plan, the aggregate number of shares of common stock reserved and available for awards as of June 17, 2016 was 281,360. If the amendment to Section 3.1 of the 2014 Plan described above is approved by the stockholders, this number of shares will be increased by 5,000,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE 2014 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4 - APPROVAL OF THE CONVERSION PROVISIONS OF OUR SERIES B PREFERRED AND THE ISSUANCE OF THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF OUR SERIES B PREFERRED

Introduction

On June 7, 2016, we sold 9,684,000 shares of our common stock and 11,368,633 shares of our newly-created Series B Preferred in the Private Placement to certain institutional and accredited investors (the “Investors”), each at a purchase price of $4.75 per share. The shares of Series B Preferred are not convertible into common stock and, except as required by law, are non-voting.

In connection with the Private Placement, we agreed with the Investors to prepare and file a definitive proxy statement with the SEC as promptly as possible, but in no event more than 30 days after the closing of the Private Placement, for a stockholders meeting scheduled to be held no later than 90 days after the closing of that offering. We agreed that the proxy statement would include a proposal to permit the Series B Preferred to become convertible into shares of our common stock as set forth in, and to the extent permitted by the Certificate of Designation of Rights, Preferences and Privileges of the Series B Preferred Stock (the “Certificate of Designation”), and to permit the issuance of the shares of common stock issuable upon such conversion, which issuance of shares, when aggregated with the shares of common stock issued in the Private Placement, could exceed 20% of our shares of common stock outstanding before the Private Placement. In this proposal, we are asking our stockholders to approve that conversion feature of the Series B Preferred, which will allow the holders of shares of Series B Preferred to convert their shares of Series B Preferred into common stock.

Our common stock is listed on the NASDAQ Global Market, and we are therefore subject to, among other rules, NASDAQ Listing Rule 5635(d) (the “NASDAQ Rule”). The NASDAQ Rule requires stockholder approval prior to the issuance of securities for less than the greater of book or market value of the stock in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. The number of shares of common stock sold on June 7, 2016 in the Private Placement constituted 19.9% of our outstanding shares of common stock immediately prior to the closing of that offering. Accordingly, the issuance of any additional shares of common stock (or securities convertible into or exercisable for common stock) in the offering would require stockholder approval. The Series B Preferred provides that it is convertible into shares of our common stock, but only if the conversion feature is approved by our stockholders in accordance with the NASDAQ Rule.

41

If our stockholders do not approve the conversion feature of the Series B Preferred, the shares of Series B Preferred will not become convertible, and will remain outstanding in accordance with the terms of the Certificate of Designation.

Vote Required

Approval of this proposal will require the affirmative vote of a majority of the shares of our common stock voted on the matter. In accordance with the NASDAQ Rules, holders of the 9,684,000 shares of our common stock purchased in the Private Placement are not entitled to vote such shares on this proposal.

Description of the Series B Preferred

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series B Preferred as contained in the Certificate of Designation which has been filed with the Secretary of State of the State of Nevada. The Certificate of Designation is included as Appendix B attached to this Proxy Statement and is incorporated herein by reference. You are urged to carefully read the Certificate of Designation in its entirety. Although we believe this summary covers the material terms and provisions of the Series B Preferred as contained in the Certificate of Designation, it may not contain all of the information that is important to you.

A total of 11,500,000 shares of Series B Preferred are authorized for issuance under the Certificate of Designation. The shares of Series B Preferred have a stated value of $4.75 per share and, following stockholder approval of the conversion feature as set forth in this Proposal No. 4, will be convertible into shares of our common stock at an initial conversion price of $4.75 per share.

Holders of the Series B Preferred are entitled to dividends on an as-if-converted basis in the same form as any dividends actually paid on shares of our Series A Preferred or other securities. So long as any Series B Preferred remains outstanding, we may not redeem, purchase or otherwise acquire any material amount of our Series A Preferred or other securities.

Upon approval by our stockholders of the conversion feature of the Series B Preferred as set forth in this Proposal No. 4, the shares of Series B Preferred will be convertible, at the option of each holder, at any time or from time to time into shares of our common stock at the conversion price in effect at the time of conversion, except that, subject to certain limited exceptions, no holder of Series B Preferred may convert the Series B Preferred if, after giving effect to the conversion, the holder and all affiliated persons would own beneficially more than 4.99% of our common stock (subject to adjustment up to 9.99% solely at the holder’s discretion upon 61 days’ prior notice to us). The initial conversion price of $4.75 is subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other recapitalization affecting our common stock.

If our stockholders approve this Proposal No. 4, holders of a majority of the outstanding shares of Series B Preferred will be entitled to elect to convert all of the outstanding shares of the Series B Preferred into shares of common stock, subject to the beneficial ownership limitations of each holder set forth above.

Except as otherwise required by law, the holders of Series B Preferred have no right to vote on matters submitted to a vote of our stockholders. Without the prior written consent of a majority of the outstanding shares of Series B Preferred, however, we may not: (i) amend our articles of incorporation (including the Certificate of Designation) in a manner adverse to the Series B Preferred; (ii) create or authorize the creation of any other security convertible into or exercisable for any equity security ranking as to dividends, redemption or distribution of assets upon a liquidation senior to, the Series B Preferred, or increase the authorized number of shares of Series B Preferred; or (iii) enter into any agreement with respect to any of the foregoing.

42

In the event of the dissolution and winding up of our company, the proceeds available for distribution to our stockholders will be distributable pari passu among the holders of the shares of our common stock, Series A Preferred and Series B Preferred, pro rata based upon the number of shares held by each such holder, as if the outstanding shares of our Series A Preferred and Series B Preferred Stock were convertible, and were converted, into shares of our common stock (whether or not this Proposal No. 4 is approved).

Registration Rights

In connection with the Private Placement, we entered into a Registration Rights Agreement in which we agreed to file with the SEC within 30 days of the closing of the Private Placement, a registration statement covering the resale by the purchasers of the shares of common stock purchased by them in that offering. We also agreed in the Registration Rights Agreement to file with the SEC within 30 days of the approval of the conversion feature of the Series B Preferred, a registration statement covering the resale of the shares of our common stock issuable upon conversion of such purchasers’ shares of Series B Preferred by such holders. We have also agreed to use our best efforts to have the respective registration statements declared effective as soon as practicable upon filing, but in any event within 90 days after filing.

The Registration Rights Agreement provides, among other things, that in the event (i) we do not file either registration statement within the prescribed time period, (ii) the SEC does not declare effective either registration statement within the prescribed time period or (iii) either registration statement ceases to be effective under certain circumstances, we will pay to the holders on the occurrence of each such event and for each 30-day period thereafter until the applicable event is cured, an amount in cash equal to 1% of the aggregate amount invested (or outstanding, as specified in greater detail in the Registration Rights Agreement) by the holders in the Private Placement for each 30-day period (prorated for any period of less than 30 days) during which such registration statement was not effective.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE CONVERSION PROVISIONS OF OUR SERIES B PREFERRED AND THE ISSUANCE OF THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE SERIES B PREFERRED.

PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

As discussed below, our audit committee has appointed Marcum LLP as our new independent registered public accounting firm. For the fiscal years ended December 31, 2015 and 2014, Weinberg & Company, P.A. (“Weinberg & Company”), an independent registered public accounting firm, served as our independent registered public accounting firm and audited our consolidated financial statements for those fiscal years.

Notwithstanding the appointment of Marcum LLP as our new independent registered public accounting firm, and even if our stockholders ratify that appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of this company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015. Our audit committee is submitting the appointment of Marcum to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.

If our stockholders do not ratify the appointment of Marcum LLP, our Board of Directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our company by Weinberg & Company for our fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit Fees	$114,783	$110,613
Audit-Related Fees	-	–
Tax Fees	8,320	7,350
All Other Fees	25,106	44,587
Total Fees	$148,209	$162,550

43

Audit Fees consist of fees billed for the annual audit of our financial statements and other audit services including the provision of consents and the review of documents filed with the SEC.

Our Audit Committee or our Board of Directors considered whether the provision of the services described above for the fiscal years ended December 31, 2015 and 2014, is compatible with maintaining the auditor’s independence.

All audit and non-audit services that may be provided by our principal accountant to us require pre-approval by the Audit Committee of our Board of Directors. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Auditor Independence

In our fiscal year ended December 31, 2015, there were no other professional services provided by Weinberg & Company, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Weinberg & Company.

Change In Independent Registered Public Accounting Firm

On April 4, 2016 we notified Weinberg & Company, our former accounting firm, that they had been dismissed as our company’s independent registered public accounting firm and that we had engaged Marcum LLP as our new independent registered public accounting firm. The Audit Committee approved the change in independent accountants.

The audit reports of Weinberg & Company on our company’s financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2015 and 2014 and through April 4, 2016, there were no (a) disagreements between our company and Weinberg & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Weinberg & Company’s satisfaction, would have caused them to make reference thereto in connection with its opinion on the financial statements for such years or (b) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

We requested that Weinberg & Company furnish the SEC with a letter addressed to the SEC stating whether Weinberg & Company agrees with the above statements. A copy of such letter, dated April 7, 2016, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed on April 7, 2016.

During the two most recent fiscal years and the subsequent interim period prior to the engagement of Marcum LLP, we did not consult with Marcum LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Marcum LLP concluded was an important factor considered by this company in reaching a decision as to an accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with Weinberg & Company.

44

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF MARCUM LLP

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Company’s executive officers and directors, and persons who own more than 10% of a registered class of our Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2015, the following Forms 4 were filed later than is required under Section 16(a) of the Securities Exchange Act of 1934:

•	The Forms 4 related to the one grant of options to each of Sanford J. Hillsberg, Merrill McPeak, Jay Venkatesan, Ryan Maynard, James Bender and Molly Henderson were filed late.

•	The Form 4 required to be filed by Sanford J. Hillsberg related to the transfer of securities to a trust was filed late.

Fiscal Year 2015 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2015 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at http:www.lbio.com. The proxy statement also is available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to the Corporate Secretary, at Lion Biotechnologies, Inc., 112 West 34th Street, 18th Floor, New York, New York 10120.

* * *

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS New York, New York June 30, 2016

45

APPENDIX A

LION BIOTECHNOLOGIES, INC.

2014 EQUITY INCENTIVE PLAN
(as amended)

1.	PURPOSES OF THE PLAN

The purposes of the 2014 Equity Incentive Plan (the “Plan”) of Lion Biotechnologies, Inc., a Nevada corporation (the “Company”), are to:

1.1           Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2           Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.3           Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”). All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

2.	TYPES OF AWARDS; ELIGIBLE PERSONS

2.1           The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (a) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (b) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (c) issue or sell shares of Common Stock (“Restricted Stock”) and (d) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants. Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan.

2.2           For purposes of the Plan: (a) the term “Affiliate” means a subsidiary corporation as defined in the applicable provisions (currently Section 424(f), respectively) of the Code; (b) the term “employee” includes an officer or director who is an employee of the Company; (c) the term “consultant” includes persons employed by, or otherwise affiliated with, a consultant; and (d) the term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.3           Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

3.	STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

3.1           Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued as Restricted Stock or on the exercise of Options or SARs under the Plan shall not exceed [9,000,000] shares. The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan. If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan. For the purposes of complying with Section 162m of the Code, no eligible person shall be granted Options or other awards during any twelve-month period covering more than 550,000 shares.

3.2           If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

4.	ADMINISTRATION

4.1           The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which the Board has delegated administration of the Plan (or of part thereof) (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “outside directors” within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

2

4.2           Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options and SARs and grant or sell Restricted Stock; (b) to determine the fair market value of the shares of Common Stock subject to Options or other awards; (c) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of Restricted Stock; (d) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or Restricted Stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of Restricted Stock granted or sold; (e) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any Restricted Stock award under the Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the Plan; (g) to determine the terms and provisions of each Option and SAR granted and award of Restricted Stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (h) with the consent of the Grantee, to rescind any award or exercise of an Option or SAR; (ix) to modify or amend the terms of any Option, SAR or Restricted Stock (with the consent of the Grantee or holder of the Restricted Stock if the modification or amendment is adverse to the Grantee or holder); (i) to accelerate or defer (with the consent of the Grantee) the exercise date of any Option or SAR or the date on which the restrictions on Restricted Stock lapse; (j) to issue shares of Restricted Stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (k) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option, SAR or award of Restricted Stock; (l) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (m) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of Restricted Stock. Notwithstanding the foregoing, without stockholder approval, the Administrator may not take any action that would be deemed to be a repricing under generally accepted accounting principles, including reducing the exercise price of any outstanding Option and/or cancelling and re-granting any outstanding Option to reduce the exercise price of the Option.

3

4.3           All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of Restricted Stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.	GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1           No Options or SARs shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

5.2           Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (“Grantee,” which term shall include the permitted successors and assigns of the Grantee with respect to the Option or SAR). In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3           Each Option agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4           Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

5.5           For purposes of the Plan, the term “employment” shall be deemed to include service as an employee, director, consultant or adviser.

6.	TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2. SARs shall be subject to the terms and conditions of Section 6.4.

6.1           Terms and Conditions to Which All Options and SARs Are Subject. All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

4

6.1.1       Changes in Capital Structure. Subject to Section 6.1.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each Option and SAR outstanding under the Plan, and the exercise price of each outstanding Option and the base value of SAR, shall be automatically and proportionately adjusted; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Such adjustment, however, in any outstanding Option or SAR shall be made without change in the total price applicable to the unexercised portion of the Option or SAR but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option or SAR. Any determination by the Administrator in connection with these adjustments shall be final, binding, and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2       Corporate Transactions. Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), all Options and SARs shall terminate upon consummation of the Corporate Transaction unless the Administrator determines that they shall survive. If the Administrator determines that outstanding Options and SARs shall survive, and if the Company shall not be the surviving entity in the Corporate Transaction, the Administrator shall provide that the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor entity or any Affiliate of the successor entity. If outstanding Options and SARs are to terminate upon consummation of the Corporate Transaction, any Options or SARS outstanding immediately prior to the consummation of the Corporate Transaction shall be deemed fully vested and exercisable immediately prior to the consummation of the Corporate Transaction (provided that the Option or SAR has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option or SAR prior to the Corporate Transaction as required by the agreement evidencing the Option or SAR). The Administrator shall notify each Grantee of an outstanding Option or SAR of a proposed Corporate Transaction at least 30 days prior thereto or as soon as may be practicable, and the exercise of any Option or SAR by a Grantee thereafter shall be contingent upon consummation of the Corporate Transaction unless the Grantee expressly elects otherwise with respect to vested shares. A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); or (iii) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

6.1.3       Time of Option or SAR Exercise. Subject to Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement. However, in no case may an Option or SAR be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

5

6.1.4       Grant Date. The date of grant of an Option or SAR under the Plan shall be the date approved or any date thereafter specified by the Administrator in such approval and reflected as the effective date of the applicable agreement.

6.1.5       Non-Transferability of Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the Grantee except by will or by the laws of descent and distribution. During the life of the Grantee, an Option or SAR shall be exercisable only by the Grantee or permitted transferee.

6.1.6       Payment. Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company. The Administrator in its discretion may include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment (provided such payment does not violate applicable law or regulations or the rules of any securities exchange on which the Company’s securities may be listed):

(a)          Acceptance of the Grantee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b)          Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c)          Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

6

(d)          By means of so-called “cashless” or “net” exercises through a securities broker.

6.1.7       Termination of Employment. Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by at least one of the Company or one of its Affiliates, each Option and SAR held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole or in part at any time (but in no event after the Expiration Date and or the termination of the Option or SAR pursuant to Section 6.1.2) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for “cause” (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination. For purposes of this Section 6.1.7, a Grantee’s employment shall not be deemed to terminate by reason of the Grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the Grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute

6.1.8       Withholding and Employment Taxes. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the Grantee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

6.1.9       Other Provisions. Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

7

6.1.10     Determination of Fair Market Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a)          If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b)          In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.11     Option and SAR Term. No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.2          Terms and Conditions to Which Only NQOs and SARs Are Subject. Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

6.2.1       Exercise Price. The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.10).

6.3          Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1       Exercise Price. The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted. The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

8

6.3.2       Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3       Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4       Term. Notwithstanding Section 6.1.11, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

6.4          Terms and Conditions Applicable Solely to SARs. In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

6.5           Manner of Exercise. A Grantee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised. Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.5, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

9

7.	RESTRICTED STOCK

7.1          Grant or Sale of Restricted Stock.

7.1.2           No grants or sales of Restricted Stock shall be made under the Plan after 10 years from the date of adoption of the Plan by the Board.

7.1.3           The Administrator may issue Restricted Stock under the Plan for such consideration (including past or future services, any benefit to the Company, and, subject to applicable law, recourse promissory notes) and such other terms, conditions and restrictions as determined by the Administrator. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.

7.1.4           All Common Stock issued pursuant to this Section 7.1 shall be subject to an agreement, which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator.

7.1.5           The Administrator may require any purchaser or grantee of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser or grantee fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser or grantee, including salary, subject to applicable law. With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation.

7.2          Corporate Transactions. In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, the Administrator, in its sole discretion, may remove any restrictions as to any Restricted Stock or it may provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

8.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan, any Option or SAR granted under the Plan, or any Restricted Stock granted or sold under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee or holder of Restricted Stock or an SAR at any time, nor confer upon any Grantee or holder of Restricted Stock or an SAR any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

10

9.	CONDITIONS UPON ISSUANCE OF SHARES

Notwithstanding the provisions of any Option, SAR or offer of Restricted Stock, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be either registered or qualified under applicable securities laws, including, without limitation, the Securities Act, or exempt from such registration or qualification. The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

10.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.	MARKET STAND-OFF

Each Grantee and recipient of Restricted Stock, if so requested by the Company in connection with any firmly underwritten public offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options or SARs, or such Restricted Stock or receipt of Restricted Stock during a period of up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction is applicable to all directors and officers of the Company.

12.	AMENDMENTS TO PLAN

The Board may at any time amend the Plan. Without the consent of a Grantee or holder of Restricted Stock, no amendment may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to Restricted Stock except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment to the Plan shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes; (b) the Board otherwise concludes that stockholder approval is advisable; or (c) such approval is required under the rules of any securities exchange on which securities of the Company are registered.

11

13.	EFFECTIVE DATE OF PLAN; DISCONTINUANCE OR TERMINATION OF PLAN

The Plan became effective on September 19, 2014, the date of adoption by the Board; provided, however, that no shares of Common Stock shall be issued, and no Option or SAR shall be exercisable, unless and until the Plan is approved by the holders of a majority of the stockholders of the Company entitled to vote within 12 months after adoption by the Board. If any Options or SARs are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted. The Board may at any time adopt a resolution stating the no more awards will be granted under the Plan. The Plan shall terminate upon the first date at which there shall not be any outstanding Options or SARS or any outstanding Restricted Stock subject to vesting and/or repurchase conditions following the first to occur of: (a) ten years from the effective date or (b) the date the Board adopts a resolution discontinuing the grant of awards under the Plan.

12

APPENDIX B

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES
OF

SERIES B PREFERRED STOCK

OF LION BIOTECHNOLOGIES, INC.

a Nevada corporation

The undersigned, Maria Fardis certifies that:

1.          She is the duly acting Chief Executive Officer of Lion Biotechnologies, Inc., a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes (the "Corporation").

2.          Pursuant to authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation of the Corporation, and pursuant to the provisions of Section 78.195 of Chapter 78 of the Nevada Revised Statutes, said Board of Directors, at a meeting held on June 1, 2016, adopted a resolution establishing the rights, preferences, privileges and restrictions of, and the number of shares comprising, the Corporation's Series B Preferred Stock, which resolution is as follows:

RESOLVED, that a series of Preferred Stock of the Corporation, having the rights, preferences, privileges and restrictions, and the number of shares constituting such series and the designation of such series, set forth below be, and it hereby is, authorized by the Board of Directors of the Corporation pursuant to authority given by the Corporation's Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby fixes and determines the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, a new series of Preferred Stock as follows:

Section 1.          Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Board of Directors” means the board of directors of the Corporation.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Certificate of Designation” means this Certificate of Designation of Rights, Preferences and Privileges of the Series B Preferred Stock.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.000041666 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a Registration Statement that registers the resale of all Conversion Shares, so long as such Conversion Shares are Registrable Securities, of the Holders, who shall be named as “selling stockholders” therein and meets the requirements of the Registration Rights Agreement.

“Corporation” means Lion Biotechnologies, Inc., a Nevada corporation.

“Effective Date” means the date that the initial Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“Holder” shall have the meaning given such term in Section 2.

2

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“Mandatory Conversion Time” shall have the meaning set forth in Section 8(a).

“New York Courts” shall have the meaning set forth in Section 9(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Securities Purchase Agreement, dated on or about the Original Issue Date, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms for the purchase and sale of Common Stock and Preferred Stock.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit B attached to the Purchase Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Registrable Securities by each Holder as provided for in the Registration Rights Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock.

“Series B Preferred Stock” shall have the meaning set forth in Section 2.

3

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation as set forth in the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Global Market, the Nasdaq Global Select Market, the Nasdaq Capital Market, the New York Stock Exchange, or the NYSE MKT LLC (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means Continental Stock Transfer and Trust Company, the current transfer agent of the Corporation with a mailing address of 17 Battery Place, 8th Floor, New York, NY 10004 and a telephone number of (212) 509-4000, and any successor transfer agent of the Corporation.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted on a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board or OTCQX or OTCQB Markets, (c) if the Common Stock is not then listed or quoted for trading on a Trading Market, the OTC Bulletin Board or either of the OTCQX or OTCQB Markets, and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Series B Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

4

Section 2.          Designation, Amount and Par Value. The series of preferred stock shall be designated as the Corporation's Series B Preferred Stock (the “Series B Preferred Stock”) and the number of shares so designated shall be 11,500,000 (which number shall not be subject to increase without the written consent of the holders of the Series B Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series B Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $4.75 subject to increase as set forth in Section 3 below (the “Stated Value”).

Section 3.          Dividends.

a) Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series B Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends (other than dividends in the form of Common Stock) actually paid on shares of the Series A Preferred Stock, Common Stock or other Junior Securities when, as and if such dividends (other than dividends in the form of Common Stock) are paid on shares of the Series A Preferred Stock, Common Stock or other Junior Securities. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series B Preferred Stock; and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Series A Preferred Stock, Common Stock or other Junior Securities unless it simultaneously complies with the previous sentence. All declared but unpaid dividends on shares of Series B Preferred Stock shall increase the Stated Value of such shares, but when such dividends are actually paid any such increase in the Stated Value shall be rescinded.

b) So long as any shares of Series B Preferred Stock remain outstanding, neither the Corporation nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any material amount of Series A Preferred Stock or Junior Securities.

Section 4.          Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Series B Preferred Stock shall have no voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of at least a majority in Stated Value of Series B Preferred Stock, except as may be necessary to increase the authorized shares of Common Stock in order to account for any increase in the number of shares issuable upon conversion of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to the Series B Preferred Stock, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Series B Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

5

Section 5.          Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the assets of the Corporation available for distribution to its stockholders shall be distributed pari passu among the holders of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock, pursuant to the terms of the Articles of Incorporation immediately prior to such Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.          Conversion. The Holders of the Series B Preferred Stock shall not have the right to convert the Series B Preferred Stock into issued and outstanding shares of Common Stock unless, and until the stockholders of the Corporation approve the conversion provisions in Section 6 of this Certificate of Designation, which consent shall be provided in accordance with the rules of the Nasdaq Global Market. If the stockholders of this Corporation approve of the conversion provisions hereof, the shares of Series B Preferred Stock shall, at the time that such approval is obtained (the “Conversion Consent Date”), without any further action of any kind, automatically become convertible in the manner provided in this Certificate of Designation.

a)           Conversions at Option of Holder. Each share of Series B Preferred Stock shall be convertible, at any time and from time to time from and after the Conversion Consent Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or e-mail of a PDF document (with confirmation of transmission) such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series B Preferred Stock to the Corporation unless (i) the full or remaining number of shares of Series B Preferred Stock represented by such certificate are being converted or (ii) such Holder has provided the Corporation with prior written notice (which notice may be included in a Notice of Conversion) requesting reissuance of a certificate representing the remaining shares of Series B Preferred Stock upon physical surrender of any certificate representing the shares of Series B Preferred Stock being converted. Each Holder and the Corporation shall maintain records showing the number of shares of Series B Preferred Stock so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of the certificate representing the shares of Series B Preferred Stock upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation establishing the number of shares of Series B Preferred Stock to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Shares of Series B Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.

6

b)           Conversion Price. The conversion price for the Series B Preferred Stock shall equal $4.75, subject to adjustment herein (the “Conversion Price”).

c)           Mechanics of Conversion

i.            Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates free of restrictive legends representing the number of Conversion Shares being acquired upon the conversion of the Series B Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends. If requested by the Holder, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.         Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Corporation shall promptly return to the Holder any original Series B Preferred Stock certificates delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

7

iii.         Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of its Series B Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series B Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv.         Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series B Preferred Stock as required pursuant to the terms hereof.

8

v.           Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series B Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Conversion Shares Registration Statement (subject to such Holder’s compliance with its obligations under the Registration Rights Agreement).

vi.         Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii.         Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series B Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series B Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

9

d)	Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Series B Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series B Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series B Preferred Stock and the Series A Preferred Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Series B Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series B Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series B Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series B Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series B Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series B Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Series B Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series B Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series B Preferred Stock. Notwithstanding anything to the contrary, the limitations contained in this Section 6(d) shall not apply to any Holder that, at the time of the requested conversion of such Holder’s shares of Series B Preferred Stock, certifies to the Corporation that he, she or it or any partner or member of such Purchaser that is deemed to be the indirect beneficial owner of such shares, was, immediately prior to such request, required to report, or exempt from reporting, his, her or its holdings and transactions relating to securities of the Corporation pursuant to Section 16 of the Exchange Act.

10

Section 7.          Certain Adjustments.

a)           Stock Dividends and Stock Splits. If the Corporation, at any time while this Series B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

b)           Subsequent Rights Offerings. If the Corporation, at any time while the Series B Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not proportionately to the Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date for such issuance, and do not offer the same rights to the Holders, then the Holder will be entitled to acquire, upon conversion of the Series B Preferred Stock, such rights, options or warrants which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series B Preferred Stock (without regard to any limitations on the conversion of such Series B Preferred Stock) immediately before the date on which a record is taken for the issuance of such rights, options or warrants, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the issuance of such rights, options or warrants.

c)           Pro Rata Distributions. If the Corporation, at any time while this Series B Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

11

d)           Fundamental Transaction. If, at any time while this Series B Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination and excluding shares acquired upon conversion of any currently outstanding convertible securities in accordance with the terms thereof as in effect on the date hereof) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Series B Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series B Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Series B Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series B Preferred Stock, deliver to the Holder in exchange for this Series B Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series B Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series B Preferred Stock (without regard to any limitations on the conversion of this Series B Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series B Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

12

e)           Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)           Notice to the Holders.

i.            Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13

ii.         Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series B Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of the Series B Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8.          Mandatory Conversion. Following the Conversion Consent Date, upon the written election of the Holders of a majority of the outstanding number of shares of Series B Preferred Stock (the date of such election or issuance of a notice is referred to herein as the “Mandatory Conversion Time”) all outstanding shares of Series B Preferred Stock shall immediately and automatically be converted into shares of Common Stock, at the then effective Conversion Price as calculated pursuant to Section 6. All holders of record of shares of Series B Preferred Stock shall be sent written notice of the Mandatory Conversion Time along with instructions for converting the outstanding Series B Preferred Stock certificates. If such election shall have been duly made and notice of mandatory conversion shall have been duly given, then, notwithstanding that the certificate evidencing any shares of Series B Preferred Stock so converted remain outstanding and shall not have been surrendered, all rights pertaining to such shares shall terminate, except only the right of the Holders to receive Common Stock certificates upon surrender of their Series B Preferred Stock certificates; provided, that the rights pertaining to such shares that remain unconverted pursuant to the beneficial ownership limitations set forth in Section 6(d) shall not be affected. For purposes of clarification, a conversion effected pursuant to the terms of this Section 8 shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and beneficial ownership limitations.

14

Section 9.          Miscellaneous.

a)           Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, e-mail of a PDF document (with confirmation of transmission), or sent by a nationally recognized overnight courier service, addressed to the Corporation at 112 West 34th Street, 18th Floor, New York, New York 10120, Attention: Chief Executive Officer, facsimile number (646) 365-0648, or such other facsimile number or e-mail or street address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, e-mail of a PDF document (with confirmation of transmission), or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or e-mail or street address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or e-mail of a PDF document (with confirmation of transmission) prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail of a PDF document (with confirmation of transmission) on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)           Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series B Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)           Lost or Mutilated Series B Preferred Stock Certificate. If a Holder’s Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

15

d)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)           Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

16

f)         Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)           Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)           Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)           Status of Converted Series B Preferred Stock. Shares of Series B Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series B Preferred Stock shall be converted or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B Preferred Stock.

The undersigned declares under penalty of perjury that the matters set out in the foregoing Certificate are true of her own knowledge. Executed at San Francisco, California, on this 6th day of June 2016.

By:	/s/ MARIA FARDIS
Name: Maria Fardis
Title: Chief Executive Officer

17

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of Series B Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Preferred Stock indicated below into shares (the “Conversion Shares”) of common stock, par value $0.000041666 per share (the “Common Stock”), of Lion Biotechnologies, Inc., a Nevada corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If Conversion Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes. In order to induce the Corporation to issue the stock certificate representing the Conversion Shares without a restrictive legend, the undersigned hereby agrees to comply with the covenants set forth in Section 5.3 of the Purchase Agreement. If the Conversion Shares are not covered by an effective resale registration statement at the time that the undersigned intends to resell the Conversion Shares, the undersigned will not resell the Conversion Shares unless Rule 144, or another exemption, is applicable, and then only in full compliance with Rule 144, or such other exemption, after receiving an opinion of counsel that the Conversion Shares can be sold under Rule 144, or such other exemption.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Preferred Stock owned prior to Conversion: _______________

Number of shares of Preferred Stock to be Converted: ________________________

Aggregate Stated Value of Preferred Stock to be Converted: ____________________

Number of shares of Common Stock to be Issued: ___________________________

Applicable Conversion Price:____________________________________________

Shares of Preferred Stock owned subsequent to Conversion: ________________

Address for Delivery: _______________________________ or DWAC Instructions:

Broker no: ______________________________ Account no: __________________

[HOLDER]

By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

LION BIOTECHNOLOGIES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on August 15, 2016.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 7:00 P.M. Eastern Time the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

Please mark your votes like this **X**

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

1. Election of Directors

NOMINEES

(1) Maria Fardis
(2) Wayne P. Rothbaum
(3) Merrill A. McPeak
(4) Sanford J. Hillsberg
(5) Jay Venkatesan
(6) Ryan Maynard
(7) Iain Dukes

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the numbers(s) of the nominee(s) on the line below.)

The Board of Directors recommends that you vote FOR the following proposal: